As filed with the Securities and Exchange Commission on March 31, 2026

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form N-2

REGISTRATION STATEMENT

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☒  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐  PRE-EFFECTIVE AMENDMENT NO.
☐  POST-EFFECTIVE AMENDMENT NO.

and/or

☐  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐  Amendment No.

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Kayne Anderson BDC, Inc.

Registrant Exact Name as Specified in Charter

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717 Texas Avenue, Suite 2200
Houston, Texas 77002
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(713) 493-2020
Registrant’s Telephone Number, including Area Code

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Matt Barbabella
2121 Avenue of the Stars, 9th Floor
Los Angeles, California 90067
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

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COPIES TO:

David A. Hearth Paul Hastings LLP 101 California Street, 48th Floor San Francisco, California 94111 (415) 856-7000	R. William Burns Paul Hastings LLP 609 Main Street, Suite 2500 Houston, Texas 77002 (713) 860-7300

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Approximate date of commencement of proposed public offering:

From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
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Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
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Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

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Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
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This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _______.

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This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:_______.

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This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:_______.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
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If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PROSPECTUS

$500,000,000

KAYNE ANDERSON BDC, INC.

Common Stock

Preferred Stock

Subscription Rights

Warrants

Debt Securities

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Kayne Anderson BDC, Inc. (the “Company”, “we”, “us” and “our”) is a business development company (“BDC”) that invests primarily in first lien senior secured loans with a secondary focus on unitranche and split-lien loans to private middle market companies. We are managed by our investment adviser, KA Credit Advisors, LLC (the “Advisor”), an indirect controlled subsidiary of Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”), a prominent alternative investment management firm. Our investment objective is to generate current income and, to a lesser extent, capital appreciation.

Under normal market conditions, we expect at least 90% of our portfolio (including investments purchased with proceeds from borrowings under credit facilities and issuances of senior unsecured notes) to be invested in first lien senior secured, unitranche and split-lien loans to middle market companies. We expect that a majority of these debt investments will be made in “core middle market companies” (as defined in “Prospectus Summary — Investment Objective, Principal Strategy and Investment Structure”) and will have stated maturities of three to six years. We expect that the loans in which we principally invest will be to companies that are located in the United States. We determine the location of a company as being in the United States by (i) such company being organized under the laws of one of the states in the United States; or (ii) during its most recent fiscal year, such company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States or has at least 50% of its assets in the United States.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act of 1940, as amended (“1940 Act”).

We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements.

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities”. The preferred stock, subscription rights, debt securities and warrants offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value (“NAV”) per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our NAV per share (i) in connection with a rights offering to our existing shareholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common shareholders or (iii) under such other circumstances as the SEC may permit.

The securities may be offered directly to one or more purchasers, including to existing shareholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this prospectus. We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on The New York Stock Exchange (“NYSE”) under the symbol “KBDC”. The reported closing price of our common stock on the NYSE on March 25, 2026 was $13.95 per share. The NAV per share of our common stock at December 31, 2025 (the last date prior to the date of this prospectus for which we reported NAV) was $16.32 per share.

Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage in the form of borrowings under credit facilities and issuances of senior unsecured notes, and is highly speculative. We invest in debt that is typically not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade, which are sometimes referred to as “high yield bonds” or “junk bonds.” Before investing in our securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in “Risk Factors” beginning on page 12 of this prospectus or otherwise incorporated by reference herein and included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus.

This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. Any accompanying prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, any accompanying prospectus supplement, any related free writing prospectus and the documents incorporated by reference herein before deciding whether to invest in the securities being offered and retain it for future reference. We also file annual, quarterly, and current reports, proxy statements and other information about us with the United States Securities and Exchange Commission (the “SEC”), and such filings will be available upon written or oral request and without charge. You may request a free copy of this information about us or make stockholder inquiries, by calling us at (713) 493-2020 or by contacting us at 717 Texas Avenue, Suite 2200, Houston, Texas 77002. Such information about the Company also will be available for free on our website at www.kaynebdc.com. Information on our website is not incorporated into or a part of this prospectus, and you should not consider that information to be part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains material incorporated by reference and other information regarding the Company.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is March 31, 2026.

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ABOUT THIS PROSPECTUS

This prospectus is part of an automatic shelf registration statement that we have filed with the SEC as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act, we may offer, from time to time, in one or more offerings, up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of our offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering.

We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we incorporate by reference in this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference in this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and any applicable prospectus supplements and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled “Available Information,” “Incorporation of Certain Information by Reference,” “Prospectus Summary” and “Risk Factors” in this prospectus.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information” in this prospectus.

Statistical and market data used in this prospectus has been obtained from independent industry sources and publications. We have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See “Cautionary Statement Regarding Forward-Looking Statements”.

You should rely only on the information contained in this prospectus, any prospectus supplement or in any free writing prospectus prepared by, or on behalf of, us or to which we have referred you. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus, any prospectus supplement or in any free writing prospectus prepared by, or on behalf of, us or to which we have referred you. You must not rely upon any information or representation not contained in this prospectus, any such prospectus supplements or free writing prospectuses as if we had authorized it. This prospectus, any such prospectus supplements or free writing prospectuses do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in, or incorporated by reference in, this prospectus, any such prospectus supplements or free writing prospectuses is, or will be, accurate as of the dates on their respective covers. Our business, financial condition, results of operations, cash flows and prospects may have changed since then.

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PROSPECTUS SUMMARY

This summary highlights information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you should consider before making your investment decision. You should carefully read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors” in this prospectus and the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus.

Overview

Kayne Anderson BDC, Inc. is a Delaware corporation formed to make investments in middle-market companies and commenced operations on February 5, 2021. Following our initial public offering (“IPO”), our common stock began trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “KBDC” on May 22, 2024. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, we intend to qualify, annually, as a RIC under Subchapter M of the Code.

We are a business development company (“BDC”) that invests primarily in first lien senior secured loans, with a secondary focus on unitranche and split-lien loans to private middle market companies. We are managed by our investment advisor KA Credit Advisors, LLC (the “Advisor”), an indirect controlled subsidiary of Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”), a prominent alternative investment management firm. Our Advisor operates within Kayne Anderson’s middle market private credit platform (“KAPC” or “Kayne Anderson Private Credit”) which was established in 2011. Our Advisor is registered with the United States Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

We generally intend to distribute, out of assets legally available for distribution, 90% to 100% of our available earnings, on a quarterly or annual basis, as determined by our Board of Directors (the “Board”) in its sole discretion. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions equal to such excess of distributions over taxable income may constitute a return of invested capital for federal income tax purposes. Such a return of capital (i.e., a distribution that represents a return of an investor’s original investment) would be nontaxable to the stockholder and would reduce its basis in its shares. As a result, income tax related to the portion of such distributions treated as return of capital would be deferred until any subsequent sale of shares of common stock. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year.

Investment Objective, Principal Strategy and Investment Structure

Our investment objective is to generate current income and, to a lesser extent, capital appreciation. We intend to have nearly all of our debt investments in private middle market companies. We use “private” to refer to companies that are not traded on a securities exchange and define “middle market companies” as companies that, in general, generate between $10 million and $150 million of annual earnings before interest, taxes, depreciation and amortization, or EBITDA. Further, we refer to companies that generate between $10 million and $75 million of annual EBITDA as “core middle market companies” and companies that generate between $75 million and $150 million, or more, of annual EBITDA as “upper middle market companies.” We typically adjust EBITDA for non-recurring and/or normalizing items to assess the financial performance of our borrowers over time.

We intend to achieve our investment objective by investing primarily in first lien senior secured loans, with a secondary focus on unitranche and split-lien loans to middle market companies. Under normal market conditions, we expect at least 90% of our portfolio (including investments purchased with proceeds from borrowings under credit facilities and issuances of senior unsecured notes) to be invested in first lien senior secured, unitranche and split-lien loans. We expect the remainder of our portfolio to be invested in second-lien loans, subordinated debt or equity securities (including those purchased in conjunction with other credit investments). We expect that a majority of these debt investments will be made in core middle market companies and will generally have stated maturities of three to six years. We expect that the loans in which we principally invest will be to companies that are located in the United States. We determine the location of a company as being in the United States by (i) such company being organized under the laws of one of the states in the United States; or (ii) during its most recent fiscal year, such company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States or has at least 50% of its assets in the United States.

The Advisor executes on our investment objective by (1) accessing the established loan sourcing channels developed by KAPC, which includes an extensive network of private equity firms, other middle market lenders, financial advisors, intermediaries and management teams, (2) selecting investments within our middle market company focus, (3) implementing KAPC’s underwriting process and (4) drawing upon its experience and resources and the broader Kayne Anderson network.

We intend to principally invest in the following types of debt securities:

•        First lien debt:    Typically senior on a lien basis to the other liabilities in the issuer’s capital structure with a first priority lien against substantially all assets of the borrower and often including a pledge of the capital stock of the business. The security interest ranks above the security interest of second lien lenders on those assets. These securities are typically floating rate investments priced with a spread to the reference rate (typically SOFR).

•        Split-lien debt:    Typically includes (i) a first lien on fixed and intangible assets of the borrower and often including a pledge of the capital stock of the business and (ii) a second lien on working capital assets, used in conjunction with an asset based lender who has a first lien on the borrower’s working capital assets. These securities are typically floating rate investments priced with a spread to the reference rate (typically SOFR).

•        Unitranche debt:    Combines features of first lien, second lien and subordinated debt, generally in a first lien position. These securities can generally be thought of as first lien investments beyond what may otherwise be considered “typical” first lien leverage levels, effectively representing a greater portion of the overall capitalization of the underlying business. These securities are typically structured as floating rate investments priced with a spread to the reference rate (typically SOFR).

Senior secured debt often has restrictive covenants for the purpose of pursuing principal protection and repayment before junior creditors as covenants provide opportunities for lenders to take action following a covenant breach. The loans in which we principally invest have financial maintenance covenants, which require borrowers to maintain certain financial performance criteria and financial ratios on a monthly or quarterly basis. We do not expect to principally invest in “covenant-lite” loans; we use the term “covenant lite” to refer generally to loans that do not have a customary set of financial maintenance covenants.

Subject to our Advisor’s discretion, based on its belief about the pace and amount of investment activity in middle market companies, a portion of our portfolio may be comprised of liquid credit investments (i.e., broadly syndicated loans). The percentage of our portfolio allocated to the liquid investment strategy will be at the discretion of our Advisor.

We invest in debt that is typically not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade, which are sometimes referred to as “high yield bonds” or “junk bonds.”

Kayne Anderson, Kayne Anderson Private Credit and The Advisor

Kayne Anderson

Founded in 1984, Kayne Anderson is a prominent alternative investment management firm which is registered with the SEC under the Advisers Act, focused on real estate, credit and infrastructure/energy. Kayne Anderson provides corporate and management services (such as information technology, human resources, compliance and legal services) to the Advisor.

Kayne Anderson Private Credit

KAPC was established in 2011 and is Kayne Anderson’s line of business focused on private credit that operates various fund vehicles targeting middle market first lien senior secured, unitranche, and split-lien loans.

KAPC’s integrated and scaled platform combines direct loan origination, strong fundamental credit analysis and relative-value perspective.

The Advisor — KA Credit Advisors, LLC

Our investment activities are managed by our Advisor, an indirect controlled subsidiary of Kayne Anderson, and the Advisor operates within KAPC’s line of business. The Advisor is an investment advisor registered with the SEC under the Advisers Act pursuant to the Amended and Restated Investment Advisory Agreement (as amended, the “Investment Advisory Agreement”). In accordance with the Advisers Act, our Advisor is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring investments and monitoring our investments and portfolio companies on an ongoing basis. The Advisor benefits from the scale and resources of Kayne Anderson and specifically KAPC. While we do not have any employees, the Advisor and its affiliates have a team of approximately 35 investment professionals who are primarily focused on credit investments. The investment team is supported by a team of finance, legal, compliance, operations and administrative professionals.

The Advisor executes on our investment objective by (1) accessing the established loan sourcing channels developed by KAPC, which includes an extensive network of private equity firms, other middle market lenders, financial advisors, intermediaries and management teams, (2) selecting investments within our middle market company focus, (3) implementing KAPC’s underwriting process and (4) drawing upon its experience and resources and the broader Kayne Anderson network.

The Advisor’s investment committee has overall responsibility for evaluating and unanimously approving the Company’s investments, and its portfolio allocations, subject to the oversight of our Board. The Advisor’s investment committee review process is intended to bring the diverse experience and perspectives of the Advisor’s investment committee members to the analysis and consideration of every investment. The Advisor’s investment committee currently consists of Terrence J. Quinn, Vice Chairman of Kayne Anderson and Vice Chair of the Company; Paul S. Blank, President and Chief Operating Officer of Kayne Anderson; Douglas L. Goodwillie, Co-Head of Private Credit at Kayne Anderson and Co-Chief Executive Officer of the Company; and Kenneth B. Leonard, Co-Head of Private Credit at Kayne Anderson and Co-Chief Executive Officer of the Company. The Advisor’s investment committee also determines appropriate investment sizing and mandates ongoing monitoring requirements. Douglas L. Goodwillie and Kenneth B. Leonard, each a Co-Chief Executive Officer of the Company, are jointly and primarily responsible for the day-to-day management of the Company’s portfolio.

In addition to reviewing investments, the Advisor’s investment committee meetings serve as a forum to discuss credit views and outlooks. The Advisor’s investment committee also reviews potential transactions and deal flow on a regular basis. Members of the investment team are encouraged to share information and views on credit with the committee early in their analysis. We believe this process improves the quality of the analysis and enables investment team members to work more efficiently.

We make investments alongside certain entities and accounts advised by our Advisor and its affiliates. Under the 1940 Act, we are prohibited from knowingly participating in certain joint transactions with our affiliates without the prior approval of the independent directors and, in some cases, prior approval by the SEC. However, we generally make investments alongside affiliated entities and accounts pursuant to exemptive relief granted by the SEC to us, our Advisor, and certain of our affiliates. Pursuant to such exemptive relief, and subject to certain conditions, we are permitted to co-invest in the same security with our affiliates in a manner that is consistent with our investment objective, investment strategy, regulatory consideration and other relevant factors. If opportunities arise that would otherwise be appropriate for us and an affiliate to purchase different securities in the same issuer, our Advisor will need to decide which account will proceed with such investment. Our Advisor’s investment allocation policy incorporates the conditions of exemptive relief to seek to ensure that investment opportunities are allocated in a manner that is fair and equitable.

The principal executive offices of our Advisor are located at 717 Texas Avenue, Suite 2200, Houston, Texas, 77002.

Risk Factors

Investing in our securities involves a number of significant risks. You should carefully consider information found in the section entitled “Risk Factors” in our annual report on Form 10-K. Some of the risks involved in investing in our securities include:

Principal Risks Relating to Our Business and Structure

•        We have a limited operating history and may not replicate the historical results achieved by other entities managed by members of the Advisor’s investment committee, the Advisor or its affiliates.

•        We use leverage pursuant to borrowings under credit facilities and issuances of senior unsecured notes to finance our investments and changes in interest rates will affect our cost of capital and net investment income.

•        We depend upon our Advisor and Administrator for our success and upon their access to the investment professionals and partners of Kayne Anderson and its affiliates. Any inability of the Advisor or the Administrator to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•        Our financial condition, results of operations and cash flows depend on our ability to manage our business and future growth effectively.

•        There are significant potential conflicts of interest that could affect our investment returns, including conflicts related to obligations the Advisor’s investment committee, the Advisor or its affiliates have to other clients and conflicts related to fees and expenses of such other clients, the valuation process for certain portfolio holdings of ours, other arrangements with the Advisor or its affiliates and the Advisor’s recommendations given to us may differ from those rendered to their other clients.

•        We generally may make investments that could give rise to a conflict of interest and our ability to enter into transactions with our affiliates will be restricted.

•        We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

•        We will be subject to corporate-level income tax if we are unable to continue to qualify as a RIC.

•        We finance our investments with borrowings under credit facilities and issuances of senior unsecured notes, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•        Adverse developments in the credit markets may impair our ability to enter into new credit facilities or our ability to issue senior unsecured notes.

•        The majority of our portfolio investments are recorded at fair value as determined in good faith by our Advisor and, as a result, there may be uncertainty as to the value of our portfolio investments.

•        Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, and we may temporarily deviate from our regular investment strategy.

•        Efforts to comply with the Exchange Act and the Sarbanes-Oxley Act involve significant expenditures, and non-compliance would adversely affect us and the value of our shares of common stock.

•        We are highly dependent on information systems, and cybersecurity risks and cyber incidents may adversely affect our business or the business of our portfolio companies, which may, in turn, negatively affect the value of our shares of common stock and our ability to pay distributions.

•        Purchases of shares of our common stock by us under our open market repurchase program, including the Company Rule 10b5-1 Plan, may result in the price of shares of our common stock being higher than the price that otherwise might exist in the open market and are subject to our ability to finance such repurchases.

Principal Risks Relating to Our Investments

•        We are subject to risks associated with the current interest rate environment, and rising interest rates could affect the value of our investments and make it more difficult for portfolio companies to make periodic payments on their loans.

•        Our business is dependent on bank relationships and recent strain on the banking system may adversely impact us.

•        We invest in highly leveraged companies, which could cause us to lose all or a part of our investment in those companies.

•        We are subject to risks associated with our investments in unitranche secured loans and securities, including the potential loss of all or part of such investments.

•        Our investments in securities that are rated below investment grade (i.e. “junk bonds”) may be risky and we could lose all or part of our investments.

•        Defaults by our portfolio companies, including defaults relating to collateral, will harm our operating results.

•        The lack of liquidity and price decline in our investments may adversely affect our business, including by reducing our NAV through increased net unrealized depreciation.

•        Our portfolio companies may prepay loans, which may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

•        Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity.

•        Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

•        Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments and there is no assurance that portfolio company management will be able to operate their companies in accordance with our expectations.

Risks Relating to Our Common Stock

•        We cannot assure you that a market for our shares of common stock will continue, or that the market price of our shares of common stock will not decline. Our share of common stock price may be volatile and may fluctuate substantially.

•        Sales of substantial amounts of our shares of common stock in the public market may have an adverse effect on the market price of our shares of common stock.

•        Trading and liquidity in our shares may be limited and our shares may trade below their NAV.

•        During extended periods of capital market disruption and instability, there is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

•        A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

OFFERINGS

We may offer, from time to time, up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of each offering.

Our securities may be offered directly to one or more purchasers, including to existing shareholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this prospectus and “Underwriting” in any applicable prospectus supplement. We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities. Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Symbol on the New York Stock Exchange	“KBDC”.
Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses and distributions to our shareholders and for general corporate purposes, and other working capital needs. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our BDC election and our election to be taxed as a RIC. See “Use of Proceeds” in this prospectus.

Distributions

We intend to pay quarterly distributions to our shareholders out of assets legally available for distribution, as determined by our Board in its discretion and in accordance with the RIC requirements.

The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year. Future quarterly distributions, if any, will be determined by our Board. See “Price Range of Common Stock and Distributions” in this prospectus.

To maintain our tax treatment as a RIC, we must make certain distributions. See “Certain U.S. Federal Income Tax Considerations — Taxation as a RIC.”

Taxation

We have elected to be treated for U.S federal income tax purposes as a RIC, and intend to comply with the requirements to continue to qualify annually as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to U.S. federal income tax on any net ordinary income or capital gains that are timely distributed to our shareholders as distributions. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually to our shareholders at least 90.0% of our investment company taxable income, if any. See “Price Range of Common Stock and Distributions” and “Certain U.S. Federal Income Tax Considerations” in this prospectus.

Dividend Reinvestment Plan

We have adopted an “opt-out” dividend reinvestment plan (“DRIP”) that provides for reinvestment of any dividends or other distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our DRIP will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. There are no brokerage charges or other charges to stockholders who participate in the DRIP. The DRIP Administrator’s fees under the plan will ultimately be borne by our common stockholders.

Stockholders whose cash dividends are reinvested in shares of our common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash and will not receive a corresponding cash dividend with which to pay any applicable tax. See “Dividend Reinvestment Plan.”

Management Arrangements

We are managed by our investment adviser, KA Credit Advisors, LLC (the “Advisor”), an indirect controlled subsidiary of Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”), a prominent alternative investment management firm. See “Business” in our most recent Annual Report on Form 10-K for additional information about our adviser.

Available Information

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. This information is also available on the SEC’s website, and you should not consider information contained on the SEC’s website to be part of this prospectus unless incorporated by reference therein. See “Incorporation of Certain Information by Reference.”

Incorporation of Certain Information by Reference

This prospectus is part of a registration statement that we have filed with the SEC. We may “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that information. Any reports filed by us with the SEC subsequent to the date of this prospectus until we have sold all of the securities offered by this prospectus or the offering is otherwise terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. See “Incorporation of Certain Information by Reference” in this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual Expenses” assume a debt-to-equity ratio of 1.02x (which equates to asset coverage of 198%) based on our actual ratio as of December 31, 2025. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.
Stockholder Transaction Expenses:
Sales Load (as a percentage of offering price)(1)	—
Offering expenses (as a percentage of offering price)(2)	—
Dividend Reinvestment Plan Fees(3)	$15.00
Total Stockholder Transaction Expenses (as a percentage of offering price)	—
Annual Expenses (as a percentage of net assets attributable to common stock)(4)
Management Fees(5)	1.98%
Incentive Fees(6)	1.57%
Interest Payments and fees paid on Borrowed Funds(7)	6.89%
Other Expenses(8)	0.39%
Total Annual Expenses	10.83%

____________

(1)      In the event that the securities to which any applicable prospectus relates are sold or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount and commission).

(2)      Any related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated amount of offering expenses borne by us as a percentage of the offering price.

(3)      Participants in the DRIP may withdraw at any time by giving notice to the DRIP Administrator. There is no brokerage charge for reinvestment of dividends or distributions in common stock. If a DRIP participant elects to have the DRIP Administrator sell its shares in connection with a withdrawal from the DRIP, the DRIP Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

          The expenses of the DRIP are included in “other expenses” in the table above. Our common stockholders will ultimately bear indirectly the DRIP Administrator’s fees. For additional information, see “Dividend Reinvestment Plan” in this prospectus.

(4)      Net assets employed as the denominator for expense ratio computation is $1,110 million.

(5)      Includes management fees paid by Kayne Anderson BDC Financing, LLC (“KABDCF”) and Kayne Anderson BDC Financing II, LLC (“KABDCF II”), respectively.

          The base management fee is calculated at an annual rate of 1.00% of the fair market value of our investments including, in each case, assets purchased with borrowings under credit facilities and issuances of senior unsecured notes, but excluding cash, U.S. government securities and commercial paper instruments maturing within one year of purchase.

(6)      The Incentive Fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains. The table reflects each incentive fee calculated at a rate of 15.0%.

(7)      Interest payments on borrowed funds represents an estimate of our annualized interest expense based on borrowings under credit facilities and issuances of senior unsecured notes. The assumed weighted average interest rate outstanding under our credit facilities and senior unsecured notes was 6.77%. We intend to further borrow under credit facilities and/or issue senior unsecured notes in the future in order to finance our investments and may issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(8)      “Other Expenses” includes estimated general and administrative expenses, professional fees and director fees and is based on amounts estimated for the current fiscal year. Includes expenses paid by KABDCF and KABDCF II, respectively.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our shares of common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are excluded from the table below. In the event that the securities to which any applicable prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose any transaction expenses.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return resulting entirely from net realized capital gains(1)	$105	$297	$468	$814
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return resulting entirely from net investment income(2)	$91	$261	$416	$751

____________

(1)      Assumes no unrealized capital depreciation or realized capital losses and 5% annual return on our portfolio resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee). Because our investment strategy involves investments that primarily generate current income, we believe that a 5% annual return resulting from realized capital gains is unlikely.

(2)      The income based incentive fee is subject to a 6.00% hurdle. Accordingly, no incentive fee would be payable in this example.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. There is no incentive compensation either on income or on capital gains under our Investment Advisory Agreement assuming a 5% annual return and therefore it is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive compensation of a material amount, our distributions to our stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, under certain circumstances, reinvestment of dividends and other distributions under our DRIP may occur at a price per share that differs from NAV. See “Dividend Reinvestment Plan” for additional information regarding our DRIP.

FINANCIAL HIGHLIGHTS

Information regarding our financial highlights is incorporated by reference herein, from our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Part I, Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K, and any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus, together with other information in this prospectus, the documents incorporated by reference in this prospectus or any prospectus supplement, and any free writing prospectus that we may authorize for use in connection with this offering. The risks and uncertainties described in these documents could materially adversely affect our business, financial condition, and results of operations. The risks described in these documents are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, and future prospects could be seriously harmed. This could cause our NAV and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Cautionary Statement Regarding Forward-Looking Statements.”

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the documents incorporated by reference contain forward-looking statements that involve substantial known and unknown risks, uncertainties and other factors. Undue reliance should not be placed on such statements. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, current and prospective portfolio investments, the industry, beliefs and assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of the Company and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including:

•        future operating results;

•        business prospects and the prospects of portfolio companies in which we invest;

•        the ability of our portfolio companies to achieve their objectives;

•        changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets;

•        the ability of our Advisor to locate suitable investments and to monitor and administer investments;

•        the ability of the Advisor and its affiliates to attract and retain highly talented professionals;

•        risks associated with possible disruptions in our operations, the operations of our portfolio companies or the economy generally, including disruptions due to terrorism, war or other geopolitical conflict, natural disasters, pandemics or cybersecurity incidents;

•        the adequacy of our cash resources, financing sources and working capital;

•        the timing of cash flows, distributions and dividends, if any, from the operations of the companies in which the Company invests;

•        the ability to maintain qualification as a BDC and as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”);

•        the use of borrowings under our credit facilities and issuances of senior unsecured notes to finance a portion of the Company’s investments;

•        the adequacy, availability and pricing of financing sources and working capital for the Company;

•        actual or potential conflicts of interest with the Advisor and its affiliates;

•        contractual arrangements and relationships with third parties;

•        the risks associated with an economic downturn, increased inflation, political instability, tariffs and trade policy instability, supply chain issues, interest rate volatility, loss of key personnel, and the illiquid nature of investments of the Company; and

•        the risks, uncertainties and other factors we identify elsewhere in our most recent Annual Report on Form 10-K, in our other filings with the SEC that we make from time to time and elsewhere contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of forward-looking statements in this prospectus, including the documents incorporated by reference herein, and any applicable prospectus supplement or free writing prospectus, including documents incorporated therein, should not be regarded as a representation by us that our plans and objectives will be achieved. These forward-looking statements apply only as of the dates of this prospectus, the applicable prospectus supplement, any documents we may incorporate by reference herein, and any related free writing prospectus. We assume no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protections provided by Section 27A of the Securities Act and Section 21E of the Exchange Act. Notwithstanding the foregoing, the Company understands it has a continuing obligation to update this prospectus during the offering period to reflect any material changes.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses, to pay distributions to our shareholders and for general corporate purposes, and other working capital needs. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The applicable prospectus supplement or a free writing prospectus that we have authorized for use relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take less than six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal.

Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock began trading on May 22, 2024 and is currently traded on The New York Stock Exchange under the symbol “KBDC”. The following table sets forth: (i) the NAV per share of our common stock as of the applicable period end, (ii) the range of high and low closing sale prices of our common stock as reported on The New York Stock Exchange during the applicable period, (iii) the closing high and low sale prices as a percentage of NAV and (iv) the dividends and distributions per share of our common stock declared during the applicable period. Our shares of common stock have historically traded at prices both above and below our NAV per share. It is not possible to predict whether shares of our common stock will trade at, above or below our NAV in the future. See “Risk Factors.”
		Closing Sales Price(2)		Premium (Discount) of High Sales Price to NAV(3)	Premium (Discount) of Low Sales Price to NAV(3)	Cash Dividend Per Share(4)
	NAV(1)	High	Low
For the Year Ending December 31, 2025
Fourth Quarter	$16.32	$15.71	$13.14	(3.7)%	(19.5)%	$0.40
Third Quarter	$16.34	$16.24	$13.32	(0.6)%	(18.5)%	$0.40
Second Quarter	$16.37	$16.37	$14.61	—%	(10.8)%	$0.50	(5)
First Quarter	$16.51	$17.92	$16.07	8.5%	(2.7)%	$0.50	(5)
For the Year Ending December 31, 2024
Fourth Quarter	$16.70	$17.00	$15.85	1.8%	(5.1)%	$0.50	(5)
Third Quarter	$16.70	$16.40	$15.70	(1.8)%	(6.0)%	$0.40
Second Quarter (from May 22, 2024 through June 30, 2024)	$16.57	$16.55	$15.95	(0.1)%	(3.7)%	$0.40

____________

(1)      NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)      Closing sales price as provided by the NYSE.

(3)      Calculated as of the respective high or low closing sales price divided by the quarter end NAV and subtracting 1.

(4)      Represents the dividend or distribution declared for the relevant quarter.

(5)      Includes a special dividend of $0.10 per share and regular dividend of $0.40 per share.

On March 25, 2026, the reported closing sales price of our common stock was $13.95 per share. As of March 25, 2026, we had 47 holders of record of our common stock, which did not include stockholders for whom shares are held in “nominee” or “street name”.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount or premium to NAV is separate and distinct from the risk that our NAV will decrease.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

The information contained under the captions “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K is incorporated by reference herein and should be read in conjunction with, and are qualified by reference to, our financial statements and notes thereto included in such Annual Report on Form 10-K.

SENIOR SECURITIES

This information about the Company’s senior securities should be read in conjunction with the Company’s audited consolidated financial statements and related notes thereto included in its most recent Annual Report on Form 10-K. The report of our independent registered public accounting firm as of December 31, 2025, December 31, 2024 and December 31, 2023 is included in our recent Annual Reports on Form 10-K and is incorporated by reference into the registration statement of which this prospectus is a part.
Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2) ($ in millions)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Corporate Credit Facility
December 31, 2025	$135	$1,980	—	N/A
December 31, 2024	$250	$2,380	—	N/A
December 31, 2023	$234	$1,980	—	N/A
December 31, 2022	$269	$2,030	—	N/A
December 31, 2021	—	—	—	N/A

Revolving Funding Facility
December 31, 2025	$525	$1,980	—	N/A
December 31, 2024	$420	$2,380	—	N/A
December 31, 2023	$306	$1,980	—	N/A
December 31, 2022	$200	$2,030	—	N/A
December 31, 2021	—	—	—	N/A

Revolving Funding Facility II(5)
December 31, 2025	$195	$1,980	—	N/A
December 31, 2024	$113	$2,380	—	N/A
December 31, 2023	$70	$1,980	—	N/A
December 31, 2022	—	—	—	N/A
December 31, 2021	—	—	—	N/A

Subscription Credit Agreement(6)
December 31, 2025	—	—	—	N/A
December 31, 2024	—	—	—	N/A
December 31, 2023	$11	$1,980	—	N/A
December 31, 2022	$108	$2,030	—	N/A
December 31, 2021	$105	$2,170	—	N/A

Loan and Security Agreement (LSA)(7)
December 31, 2025	—	—	—	N/A
December 31, 2024	—	—	—	N/A
December 31, 2023	—	—	—	N/A
December 31, 2022	—	—	—	N/A
December 31, 2021	$162	$2,170	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2) ($ in millions)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Notes
December 31, 2025	$275	$1,980	—	N/A
December 31, 2024	$75	$2,380	—	N/A
December 31, 2023	$75	$1,980	—	N/A
December 31, 2022	—	—	—	N/A
December 31, 2021	—	—	—	N/A

____________

(1)      Total amount of senior securities outstanding at the end of the period presented.

(2)      Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)      The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

(4)      Not applicable because the senior securities are not registered for public trading.

(5)      The Revolving Funding Facility II was entered into on December 22, 2023.

(6)      The Subscription Credit Agreement was terminated on April 1, 2024.

(7)      The Loan and Security Agreement (“LSA”) was terminated on February 18, 2022.

THE COMPANY

The information contained in “Part I, Item 1. Business,” “Part I, Item 2. Properties” and “Part I, Item 3. Legal Proceedings” of our most recent Annual Report on Form 10-K, is incorporated herein by reference.

PORTFOLIO COMPANIES

The following table ($ in 000, except share and per share data) sets forth certain information as of December 31, 2025 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

For more information relating to the Company’s investments, see the Company’s audited and interim financial statements incorporated by reference in this prospectus.

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
Debt and Equity Investments
Debt Investments
Aerospace & defense
Aviation Concepts, LLC		110 North Wacker Drive, Suite 2200, Chicago, IL 60606	First lien senior secured loan	9.24%	5.50%	—	SOFR(M)	12/17/2030	$16,420	$15,919	$16,420	$1.5%
			First lien senior secured delayed draw loan	9.24%	5.50%	—	SOFR(M)	12/17/2030	—	—	—	0.0%
			First lien senior secured revolving loan	9.24%	5.50%	—	SOFR(M)	12/17/2030	—	—	—	0.0%
Fastener Distribution Holdings, LLC		13402 Beach Avenue, Marina Del Ray, CA 90292	First lien senior secured loan	8.42%	4.75%	—	SOFR(Q)	11/4/2031	19,866	19,724	20,065	1.8%
			First lien senior secured delayed draw loan	8.42%	4.75%	—	SOFR(Q)	11/4/2031	2,885	2,855	2,913	0.3%
TransDigm Inc	(7)	The Tower at Erieview, 1301 East 9th Street, Suite 30, Cleveland, OH 44114	First lien senior secured loan	6.22%	2.50%	—	SOFR(M)	2/28/2031	6,924	6,953	6,948	0.6%
Vitesse Systems Parent, LLC		2021 McKinney Ave., Suite 1200, Dallas, TX 75201	First lien senior secured loan	10.93%	7.26%	—	SOFR(M)	12/22/2028	30,584	30,075	30,431	2.7%
			First lien senior secured revolving loan	10.96%	7.26%	—	SOFR(Q)	12/22/2028	6,239	6,128	6,208	0.6%
									82,918	81,654	82,985	7.5%
Automobile components
Clarios Global LP	(7)(8)	Florist Tower, 5757 North Green Bay Avenue, Milwaukee, WI 53201	First lien senior secured loan	6.22%	2.50%	—	SOFR(M)	5/6/2030	4,985	5,002	4,985	0.4%
Speedstar Holding LLC		7350 Young Drive, Walton Hills, OH 44146	First lien senior secured loan	9.84%	6.00%	—	SOFR(M)	7/22/2027	6,039	6,000	5,948	0.5%
			First lien senior secured delayed draw loan	9.84%	6.00%	—	SOFR(M)	7/22/2027	659	654	650	0.1%
WAM CR Acquisition, Inc. (Wolverine)		39400 Woodward Avenue, Suite 240, Bloomfield Hills, MI 48304	First lien senior secured loan	10.09%	6.25%	—	SOFR(Q)	7/23/2029	26,561	26,151	26,826	2.4%
									38,244	37,807	38,409	3.4%
Biotechnology
Alcami Corporation		4620 Creekstone Drive, Durham, NC 27703	First lien senior secured delayed draw loan	10.83%	7.10%	—	SOFR(M)	12/21/2028	838	838	838	0.1%
			First lien senior secured revolving loan	10.83%	7.10%	—	SOFR(M)	12/21/2028	332	305	332	0.0%
			First lien senior secured loan	10.97%	7.15%	—	SOFR(Q)	12/21/2028	11,383	11,161	11,383	1.0%
									12,553	12,304	12,553	1.1%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
Building products
Ruff Roofers Buyer, LLC		1420 Knecht Ave., Baltimore, MD 21227	First lien senior secured loan	8.84%	5.00%	—	SOFR(Q)	11/19/2029	7,043	6,778	6,972	0.6%
			First lien senior secured loan	8.67%	5.00%	—	SOFR(Q)	11/19/2029	2,640	2,611	2,613	0.2%
			First lien senior secured revolving loan	8.84%	5.00%	—	SOFR(Q)	11/19/2029	—	—	—	0.0%
			First lien senior secured delayed draw loan	8.84%	5.00%	—	SOFR(Q)	11/19/2029	—	—	—	0.0%
			First lien senior secured delayed draw loan	8.84%	5.00%	—	SOFR(Q)	11/19/2029	5,264	5,234	5,211	0.5%
			First lien senior secured delayed draw loan	8.67%	5.00%	—	SOFR(Q)	11/19/2029	2,642	2,642	2,615	0.2%
US Masonry & Building Products Co. (f/k/a US Anchors Group, Inc.)		505 Fifth Avenue, 25th Floor, New York, NY 10017	First lien senior secured loan	8.67%	5.00%	—	SOFR(Q)	7/15/2029	17,021	16,741	17,021	1.5%
			First lien senior secured revolving loan	8.73%	5.00%	—	SOFR(M)	7/15/2029	370	321	370	0.1%
									34,980	34,327	34,802	3.1%
Chemicals
Fralock Buyer LLC		28525 W. Industry Dr., Valencia, CA 91355	First lien senior secured loan	9.67%	6.00%	—	SOFR(Q)	9/30/2026	12,913	12,798	12,881	1.2%
			First lien senior secured loan	9.67%	6.00%	—	SOFR(Q)	9/30/2026	4,443	4,426	4,432	0.4%
			First lien senior secured revolving loan	9.67%	6.00%	—	SOFR(Q)	9/30/2026	3,338	3,336	3,330	0.3%
Gage CR Acquisition, LLC		39400 Woodward Ave, Ste 240, Bloomfield Hills, MI 48304	First lien senior secured loan	8.92%	5.25%	—	SOFR(Q)	10/1/2030	27,048	26,570	27,048	2.4%
			First lien senior secured revolving loan	8.92%	5.25%	—	SOFR(Q)	10/1/2030	—	—	—	0.0%
			First lien senior secured loan	8.67%	5.00%	—	SOFR(Q)	6/30/2031	33,605	33,252	34,025	3.1%
TL Atlas Merger Sub Corp. (Zep)		1111 Santa Monica Blvd., Suite 2170, Los Angeles, CA 90025	First lien senior secured revolving loan	8.67%	5.00%	—	SOFR(Q)	6/30/2031	—	—	—	0.0%
									81,347	80,382	81,716	7.4%
Commercial services & supplies
Advanced Environmental Monitoring Intermediate, Inc.	(9)	12410 Milestone Center Drive, Suite 300, Germantown, MD 20876	First lien senior secured loan	10.24%	6.40%	—	SOFR(Q)	12/31/2028	3,651	3,610	3,651	0.3%
			First lien senior secured loan	10.24%	6.40%	—	SOFR(Q)	12/31/2028	12,559	12,386	12,559	1.1%
			First lien senior secured loan	10.09%	6.40%	—	SOFR(Q)	12/31/2028	7,372	7,340	7,372	0.7%
			First lien senior secured loan	10.09%	6.40%	—	SOFR(Q)	12/31/2028	2,787	2,725	2,787	0.3%
AeriTek Global Holdings LLC		1177 Avenue of the Americas, 45th Floor, New York, NY 10036	First lien senior secured loan	10.32%	6.50%	—	SOFR(Q)	8/27/2030	10,027	9,886	10,027	0.9%
			First lien senior secured revolving loan	10.32%	6.50%	—	SOFR(Q)	8/27/2030	415	400	415	0.0%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
Allentown, LLC		13 Buckingham Drive, Princeton, NJ 08540	First lien senior secured loan	10.97%	6.15%	1.00%	SOFR(Q)	4/22/2027	7,580	7,518	7,371	0.7%
			First lien senior secured delayed draw loan	10.97%	6.15%	1.00%	SOFR(Q)	4/22/2027	1,369	1,356	1,332	0.1%
			First lien senior secured revolving loan	12.75%	5.00%	1.00%	PRIME	4/22/2027	104	98	101	0.0%
American Equipment Holdings LLC		451 W. 3440 South, Salt Lake City, UT 84115	First lien senior secured loan	10.19%	6.00%	—	SOFR(S)	5/5/2028	13,056	12,813	13,056	1.2%
			First lien senior secured loan	10.19%	6.00%	—	SOFR(S)	5/5/2028	1,398	1,393	1,398	0.1%
			First lien senior secured loan	10.06%	6.00%	—	SOFR(S)	5/5/2028	1,679	1,662	1,679	0.1%
			First lien senior secured loan	10.20%	6.00%	—	SOFR(S)	5/5/2028	456	456	456	0.0%
			First lien senior secured loan	10.04%	6.00%	—	SOFR(S)	5/5/2028	520	514	520	0.0%
			First lien senior secured loan	10.01%	6.00%	—	SOFR(S)	5/5/2028	2,135	2,115	2,135	0.2%
			First lien senior secured delayed draw loan	10.19%	6.00%	—	SOFR(S)	5/5/2028	5,035	5,014	5,035	0.5%
			First lien senior secured delayed draw loan	10.06%	6.00%	—	SOFR(S)	5/5/2028	4,010	3,917	4,010	0.4%
			First lien senior secured revolving loan	10.19%	6.00%	—	SOFR(S)	5/5/2028	—	—	—	0.0%
Arborworks Acquisition, LLC	(10)(11)	40266 Junction Drive, Oakhurst, CA 93644	First lien senior secured loan	—	—	—	—	11/6/2028	4,688	4,688	4,688	0.4%
			First lien senior secured revolving loan	—	—	—	—	11/6/2028	2,139	2,139	2,139	0.2%
Bloomington Holdco, LLC (BW Fusion)		3850 Concept Court, Suite 101, Fort Wayne, IN 46808	First lien senior secured loan	9.90%	6.00%	—	SOFR(Q)	5/1/2030	21,035	20,659	21,035	1.9%
			First lien senior secured revolving loan	9.67%	6.00%	—	SOFR(Q)	5/1/2030	3,612	3,442	3,612	0.3%
BLP Buyer, Inc. (Bishop Lifting Products)		2301 Commerce Street, Ste 110, Houston, TX 77002	First lien senior secured loan	9.97%	6.25%	—	SOFR(M)	12/22/2029	25,708	25,360	25,708	2.3%
			First lien senior secured loan	9.97%	6.25%	—	SOFR(M)	12/22/2029	1,208	1,189	1,208	0.1%
			First lien senior secured loan	10.29%	6.25%	—	SOFR(S)	12/22/2029	506	499	506	0.0%
			First lien senior secured loan	9.97%	6.25%	—	SOFR(M)	12/22/2029	563	555	563	0.1%
			First lien senior secured delayed draw loan	9.97%	6.25%	—	SOFR(M)	12/22/2029	3,146	3,102	3,146	0.3%
			First lien senior secured revolving loan	9.97%	6.25%	—	SOFR(M)	12/22/2029	2,773	2,721	2,773	0.2%
Connect America.Com, LLC	(9)	3 Bala Plaza West, Suite 200, 251 St. Asaphs Road, Bala Cynwyd, PA 19004	First lien senior secured loan	9.42%	5.75%	—	SOFR(Q)	10/11/2029	25,509	25,203	24,999	2.2%
Diverzify Intermediate LLC		865 W. Irving Park Rd., Itasca, IL 60143	First lien senior secured delayed draw loan	9.74%	6.01%	—	SOFR(M)	6/11/2031	—	—	—	0.0%
			First lien senior secured loan	9.74%	6.01%	—	SOFR(Q)	5/11/2027	5,972	5,909	5,823	0.5%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
Gusmer Enterprises, Inc.		1165 Globe Avenue, Mountainside, NJ 07092	First lien senior secured loan	9.33%	5.61%	—	SOFR(M)	5/7/2027	2,721	2,705	2,721	0.2%
			First lien senior secured delayed draw loan	9.33%	5.61%	—	SOFR(M)	5/7/2027	3,750	3,729	3,750	0.3%
			First lien senior secured delayed draw loan	9.33%	5.61%	—	SOFR(M)	5/7/2027	990	985	990	0.1%
			First lien senior secured revolving loan	9.39%	5.61%	—	SOFR(M)	5/7/2027	735	716	735	0.1%
Superior Intermediate LLC (Landmark Structures)		3120 Sabre Drive, Southlake, TX 76092	First lien senior secured loan	9.22%	5.50%	—	SOFR(M)	12/18/2029	17,223	16,834	17,395	1.6%
			First lien senior secured delayed draw loan	9.22%	5.50%	—	SOFR(M)	12/18/2029	—	—	—	0.0%
			First lien senior secured revolving loan	9.22%	5.50%	—	SOFR(M)	12/18/2029	—	—	—	0.0%
PMFC Holding, LLC		480 Pilgrim Way, Suite 1400, Green Bay, WI 54304	First lien senior secured loan	11.84%	8.15%	—	SOFR(Q)	7/31/2026	5,445	5,423	5,445	0.5%
			First lien senior secured delayed draw loan	11.99%	8.15%	—	SOFR(Q)	7/31/2026	2,731	2,730	2,731	0.2%
			First lien senior secured revolving loan	11.99%	8.15%	—	SOFR(Q)	7/31/2026	34	34	34	0.0%
Regiment Security Partners LLC	(12)	2001 Central Park Avenue, New York, NY 10710	First lien senior secured loan	13.84%	10.15%	—	SOFR(Q)	9/15/2026	6,360	6,325	5,381	0.5%
			First lien senior secured loan	15.50%	8.75%	—	PRIME	9/15/2026	3,305	3,305	2,796	0.3%
			First lien senior secured delayed draw loan	13.84%	10.15%	—	SOFR(Q)	9/15/2026	2,602	2,590	2,201	0.2%
			First lien senior secured revolving loan	13.84%	10.15%	—	SOFR(Q)	9/15/2026	780	774	660	0.1%
Tempo Acquisition, LLC	(7)	345 Park Avenue, New York, NY 10154	First lien senior secured loan	5.47%	1.75%	—	SOFR(M)	8/31/2028	8,103	8,124	7,774	0.7%
Tapco Buyer LLC		5100 West Brown Deer Road, Brown Deer, WI 53223	First lien senior secured loan	8.22%	4.50%	—	SOFR(M)	11/15/2030	10,471	10,340	10,576	1.0%
			First lien senior secured loan	8.23%	4.50%	—	SOFR(M)	11/15/2030	2,921	2,887	2,950	0.3%
			First lien senior secured delayed draw loan	8.23%	4.50%	—	SOFR(M)	11/15/2030	7,221	7,050	7,293	0.7%
			First lien senior secured revolving loan	8.22%	4.50%	—	SOFR(M)	11/15/2030	—	—	—	0.0%
									246,404	243,220	243,536	21.9%
Containers & packaging
Carton Packaging Buyer, Inc. (Century Box)		150 N. Riverside Plaza, Suite 2050, Chicago, IL 60606	First lien senior secured loan	10.09%	6.25%	—	SOFR(Q)	10/30/2028	23,776	23,400	23,538	2.1%
			First lien senior secured loan	9.99%	6.25%	—	SOFR(S)	10/30/2028	11,905	11,692	11,786	1.0%
			First lien senior secured revolving loan	9.98%	6.25%	—	SOFR(M)	10/30/2028	854	814	846	0.1%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
Drew Foam Companies Inc.		6 Cadillac Dr, Ste 150, Nashville, TN 37027 – 5069	First lien senior secured loan	9.82%	6.15%	—	SOFR(Q)	12/5/2026	6,904	6,836	6,904	0.6%
			First lien senior secured loan	10.02%	6.15%	—	SOFR(Q)	12/5/2026	19,625	19,549	19,625	1.8%
FCA, LLC		7601 John Deere Parkway, Moline, IL 61265	First lien senior secured loan	9.21%	5.00%	—	SOFR(S)	7/18/2028	18,673	18,537	18,673	1.7%
			First lien senior secured loan	9.47%	5.75%	—	SOFR(M)	7/18/2028	740	731	748	0.1%
M2S Group Intermediate Holdings, Inc.		852 East Wisconsin Avenue, Appleton, WI 54911	First lien senior secured loan	8.59%	4.75%	—	SOFR(M)	8/25/2031	37,471	35,215	36,534	3.3%
Monza Purchaser, LLC (Smyth)		1085 Snelling Avenue North, Saint Paul, MN 55108	First lien senior secured loan	9.17%	5.50%	—	SOFR(Q)	2/28/2030	26,360	25,917	26,360	2.4%
			First lien senior secured revolving loan	9.17%	5.50%	—	SOFR(Q)	2/28/2030	1,234	1,095	1,234	0.1%
			First lien senior secured delayed draw loan	9.35%	5.50%	—	SOFR(Q)	2/28/2030	5,271	5,178	5,271	0.5%
The Robinette Company		250 Blackley Rd., Bristol, TN 37620	First lien senior secured loan	9.84%	6.00%	—	SOFR(Q)	5/10/2029	10,123	9,976	10,225	0.9%
			First lien senior secured revolving loan	9.84%	6.00%	—	SOFR(Q)	5/10/2029	2,414	2,355	2,438	0.2%
			First lien senior secured delayed draw loan	9.84%	6.00%	—	SOFR(Q)	5/10/2029	—	—	—	0.0%
WCHG Buyer, Inc. (Handgards)		6250 N River Road, Suite 10-100, Rosemont, IL 60018	First lien senior secured loan	8.47%	4.75%	—	SOFR(M)	4/10/2031	37,363	37,007	37,363	3.4%
									202,713	198,302	201,545	18.2%
Diversified consumer services
BCDI Meteor Acquisition, LLC		690 NE 23rd Avenue, Gainesville, FL 32609	First lien senior secured loan	10.77%	7.10%	—	SOFR(Q)	6/29/2028	15,722	15,523	15,722	1.4%
			First lien senior secured loan	10.77%	7.10%	—	SOFR(Q)	6/29/2028	2,167	2,136	2,167	0.2%
									17,889	17,659	17,889	1.6%
Diversified telecommunication services
Network Connex (f/k/a NTI Connect, LLC)		5101 Thatcher Rd., Downers Grove, IL 60515	First lien senior secured loan	8.57%	4.90%	—	SOFR(Q)	7/31/2027	3,552	3,542	3,552	0.3%
Financial services
SGCP Intermediate, Inc. (SG Credit)	(13)(14)	500 Newport Center Drive, Suite 580, Newport Beach, CA 92660	First lien senior secured loan	11.00%	11.00%	—	FIXED	7/15/2030	80,000	78,557	80,000	7.2%
			First lien senior secured loan	11.00%	11.00%	—	FIXED	7/15/2030	13,000	12,547	13,000	1.2%
									93,000	91,104	93,000	8.4%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
Food products
BC CS 2, L.P. (Cuisine Solutions, Inc.)	(8)(14)	200 Clarendon Street, Boston, MA 02116	—	10.31%	6.10%	—	SOFR(S)	7/8/2028	14,793	14,604	14,793	1.3%
BR PJK Produce, LLC (Keany)		3310 75th Avenue, Landover, MD 20785	First lien senior secured loan	10.39%	6.40%	—	SOFR(Q)	12/14/2027	29,042	28,733	29,042	2.6%
			First lien senior secured loan	10.39%	6.40%	—	SOFR(Q)	12/14/2027	4,295	4,237	4,295	0.4%
			First lien senior secured delayed draw loan	10.38%	6.40%	—	SOFR(Q)	12/14/2027	4,321	4,253	4,321	0.4%
			First lien senior secured delayed draw loan	10.39%	6.40%	—	SOFR(Q)	12/14/2027	1,404	1,389	1,404	0.1%
CCFF Buyer, LLC (California Custom Fruits & Flavors, LLC)		15800 Tapia Street, Irwindale, CA 91706	First lien senior secured loan	9.08%	5.00%	—	SOFR(S)	2/26/2030	13,757	13,500	13,894	1.3%
			First lien senior secured delayed draw loan	9.06%	5.00%	—	SOFR(S)	2/26/2030	8,375	8,264	8,459	0.8%
			First lien senior secured revolving loan	9.08%	5.00%	—	SOFR(S)	2/26/2030	—	—	—	0.0%
City Line Distributors LLC		20 Industry Dr., West Haven, CT 06516	First lien senior secured loan	10.10%	6.26%	—	SOFR(Q)	8/31/2028	8,717	8,586	8,717	0.8%
			First lien senior secured delayed draw loan	10.13%	6.26%	—	SOFR(Q)	8/31/2028	3,572	3,537	3,572	0.3%
			First lien senior secured revolving loan	10.10%	6.26%	—	SOFR(Q)	8/31/2028	—	—	—	0.0%
Gulf Pacific Acquisition, LLC		12010 Taylor Rd., Houston, TX, 77041	First lien senior secured loan	10.82%	7.10%	—	SOFR(M)	9/29/2028	19,771	19,523	19,771	1.8%
			First lien senior secured delayed draw loan	10.83%	7.10%	—	SOFR(M)	9/29/2028	1,667	1,664	1,667	0.2%
			First lien senior secured revolving loan	10.82%	7.10%	—	SOFR(M)	9/29/2028	2,697	2,635	2,697	0.2%
IF&P Foods, LLC (FreshEdge)		4501 Massachusetts Avenue, Indianapolis, IN 46218	First lien senior secured loan	9.40%	5.73%	—	SOFR(Q)	10/3/2028	26,694	26,345	26,427	2.4%
			First lien senior secured loan	9.77%	6.10%	—	SOFR(Q)	10/3/2028	212	208	211	0.0%
			First lien senior secured loan	9.02%	5.35%	—	SOFR(Q)	10/3/2028	704	683	690	0.1%
			First lien senior secured delayed draw loan	9.40%	5.73%	—	SOFR(Q)	10/3/2028	3,964	3,917	3,924	0.4%
			First lien senior secured revolving loan	9.40%	5.73%	—	SOFR(Q)	10/3/2028	3,490	3,450	3,455	0.3%
J&K Ingredients, LLC		160 East 5th Street, Paterson, NJ 07524	First lien senior secured loan	8.67%	5.00%	—	SOFR(Q)	11/16/2028	24,313	23,915	24,252	2.2%
			First lien senior secured loan	8.67%	5.00%	—	SOFR(Q)	11/16/2028	7,888	7,811	7,868	0.7%
			First lien senior secured loan	8.67%	5.00%	—	SOFR(Q)	11/16/2028	—	—	—	0.0%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
ML Buyer, LLC (Mama Lycha Foods, LLC)		4747 Bethesda Avenue, Suite 1150, Bethesda, MD 20814	First lien senior secured loan	9.49%	5.75%	—	SOFR(Q)	9/7/2029	11,439	11,260	11,553	1.0%
			First lien senior secured revolving loan	9.49%	5.75%	—	SOFR(Q)	9/7/2029	798	739	806	0.1%
Siegel Egg Co., LLC	(10)(11)	90 Salem Rd, North Billerica, MA 01862	First lien senior secured loan	—	—	—	—	12/29/2026	14,727	14,620	8,615	0.8%
			First lien senior secured loan	—	—	—	—	12/29/2026	382	375	382	0.0%
			First lien senior secured loan	—	—	—	—	12/29/2026	912	894	912	0.1%
			First lien senior secured revolving loan	—	—	—		12/29/2026	3,179	3,157	1,860	0.2%
Texas Coffee Holdco LLC		35980 Woodward Ave, Ste 300, Bloomfield Hills, MI 48304	First lien senior secured delayed draw loan	11.49%	7.65%	—	SOFR(Q)	10/31/2030	15,000	14,451	15,000	1.3%
			First lien senior secured delayed draw loan	11.49%	7.65%	—	SOFR(Q)	10/31/2030	—	—	—	0.0%
Worldwide Produce Acquisition, LLC		2652 Long Beach Avenue, Unit 2, Los Angeles, CA 90058	First lien senior secured delayed draw loan	11.59%	2.50%	5.25%	SOFR(Q)	1/18/2029	571	561	553	0.0%
			First lien senior secured delayed draw loan	11.59%	2.50%	5.25%	SOFR(Q)	1/18/2029	474	455	459	0.0%
			First lien senior secured delayed draw loan	11.59%	2.50%	5.25%	SOFR(Q)	1/18/2029	—	—	—	0.0%
			First lien senior secured revolving loan	10.61%	6.75%	—	SOFR(Q)	1/18/2029	64	64	62	0.0%
			First lien senior secured loan	11.59%	2.50%	5.25%	SOFR(Q)	1/18/2029	2,913	2,864	2,819	0.3%
									230,135	226,694	222,480	20.1%
Health care equipment & supplies
ECS Opco 1, LLC (Spectrum Vascular)		50 Main Street, Suite 100, White Plains, NY 10606	First lien senior secured loan	8.42%	4.75%	—	SOFR(Q)	3/26/2031	5,861	5,775	5,670	0.5%
			First lien senior secured delayed draw loan	8.42%	4.75%	—	SOFR(Q)	3/26/2031	—	—	—	0.0%
			First lien senior secured revolving loan	8.42%	4.75%	—	SOFR(Q)	3/26/2031	—	—	—	0.0%
LSL Industries, LLC		50 E. Washington St., Ste 400, Chicago IL 60602	First lien senior secured loan	10.67%	6.76%	—	SOFR(Q)	11/3/2027	17,897	17,531	17,763	1.6%
			First lien senior secured delayed draw loan	10.67%	6.76%	—	SOFR(Q)	11/3/2027	—	—	—	0.0%
			First lien senior secured revolving loan	10.67%	6.76%	—	SOFR(Q)	11/3/2027	—	—	—	0.0%
									23,758	23,306	23,433	2.1%
Health care providers & services
Aegis Toxicology Sciences Corporation		530 Great Circle Rd, Nashville, TN 37228	First lien senior secured loan	9.69%	6.00%	—	SOFR(Q)	6/20/2030	27,360	26,755	27,360	2.5%
			First lien senior secured revolving loan	9.69%	6.00%	—	SOFR(Q)	6/20/2030	—	—	—	0.0%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
Brightview, LLC		615 Elsinore Pl #300, Cincinnati, OH 45202	First lien senior secured loan	9.58%	5.86%	—	SOFR(M)	12/14/2026	12,607	12,602	12,607	1.1%
			First lien senior secured delayed draw loan	9.58%	5.86%	—	SOFR(M)	12/14/2026	1,684	1,683	1,684	0.2%
			First lien senior secured revolving loan	9.58%	5.86%	—	SOFR(M)	12/14/2026	620	618	620	0.1%
Guardian Dentistry Practice Management, LLC		5803 NW 151 St., Suite 201, Miami Lakes, FL, 33014	First lien senior secured loan	9.33%	5.61%	—	SOFR(M)	8/20/2027	5,853	5,799	5,853	0.5%
			First lien senior secured delayed draw loan	9.33%	5.61%	—	SOFR(M)	8/20/2027	11,472	11,371	11,472	1.0%
			First lien senior secured delayed draw loan	9.33%	5.61%	—	SOFR(M)	8/20/2027	4,475	4,462	4,475	0.4%
			First lien senior secured revolving loan	11.25%	4.50%	—	Prime	8/20/2027	155	155	155	0.0%
Guided Practice Solutions: Dental, LLC (GPS)		515 W. Washington Avenue, Jonesboro, AR 72401	First lien senior secured delayed draw loan	10.08%	6.36%	—	SOFR(M)	11/24/2026	16,486	16,345	16,486	1.5%
			First lien senior secured delayed draw loan	10.08%	6.36%	—	SOFR(M)	11/24/2026	3,940	3,940	3,940	0.4%
			First lien senior secured delayed draw loan	10.08%	6.36%	—	SOFR(M)	11/24/2026	9,637	9,609	9,637	0.9%
Integrated Dermatology LLC		4700 Exchange Court, Suite 110, Boca Raton, FL 33431	First lien senior secured delayed draw loan	10.35%	6.50%	—	SOFR(Q)	8/1/2030	25,425	24,907	25,552	2.3%
			First lien senior secured revolving loan	10.35%	6.50%	—	SOFR(Q)	8/1/2030	—	—	—	0.0%
			First lien senior secured delayed draw loan	10.36%	6.50%	—	SOFR(Q)	8/1/2030	938	835	942	0.1%
Light Wave Dental Management, LLC		13580 Groupe Dr., Suite 305, Woodbridge, VA 22192	First lien senior secured revolving loan	9.19%	5.50%	—	SOFR(Q)	6/30/2029	3,837	3,751	3,837	0.3%
			First lien senior secured loan	9.19%	5.50%	—	SOFR(Q)	6/30/2029	21,972	21,560	21,972	2.0%
			First lien senior secured loan	9.19%	5.50%	—	SOFR(Q)	6/30/2029	2,727	2,680	2,727	0.2%
			First lien senior secured loan	9.19%	5.50%	—	SOFR(Q)	6/30/2029	489	478	489	0.0%
			First lien senior secured loan	9.19%	5.50%	—	SOFR(Q)	6/30/2029	2,265	2,234	2,265	0.2%
MVP VIP Borrower, LLC		1815 Clarkson Road, Chesterfield, MO 63017	First lien senior secured loan	10.17%	6.50%	—	SOFR(Q)	1/3/2029	19,283	18,966	19,283	1.7%
			First lien senior secured delayed draw loan	10.17%	6.50%	—	SOFR(Q)	1/3/2029	1,555	1,530	1,555	0.1%
NMA Holdings, LLC (Neuromonitoring Associates)		4500 W. Eldorado Parkway, Suite 3300 and 3400, McKinney, TX 75070	First lien senior secured loan	8.70%	5.00%	—	SOFR(Q)	12/18/2030	16,261	15,974	16,423	1.5%
			First lien senior secured revolving loan	8.70%	5.00%	—	SOFR(Q)	12/18/2030	—	—	—	0.0%
			First lien senior secured delayed draw loan	8.70%	5.00%	—	SOFR(Q)	12/18/2030	769	732	777	0.1%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
Redwood MSO, LLC (Smile Partners)		1560 Sherman Avenue, Suite 1200, Evanston, IL 60201	First lien senior secured loan	9.17%	5.50%	—	SOFR(Q)	12/20/2029	11,103	10,920	11,103	1.0%
			First lien senior secured delayed draw loan	9.17%	5.50%	—	SOFR(Q)	12/20/2029	1,216	1,190	1,216	0.1%
			First lien senior secured revolving loan	11.25%	4.50%	—	PRIME	12/20/2029	283	267	283	0.0%
Refocus Management Services, LLC		600 Summer Street, Unit 600, Stamford, CT 06901	First lien senior secured loan	9.27%	5.60%	—	SOFR(Q)	2/14/2029	18,037	17,656	18,037	1.6%
			First lien senior secured delayed draw loan	9.44%	5.60%	—	SOFR(Q)	2/14/2029	7,091	6,933	7,091	0.6%
			First lien senior secured delayed draw loan	9.27%	5.60%	—	SOFR(Q)	2/14/2029	3,527	3,527	3,527	0.3%
			First lien senior secured revolving loan	9.44%	5.60%	—	SOFR(Q)	2/14/2029	496	464	496	0.1%
Salt Dental Collective LLC		1245 SE 3rd Street, Suite A-2, Bend, OR 97702	First lien senior secured delayed draw loan	10.57%	6.85%	—	SOFR(M)	2/15/2028	3,940	3,940	3,940	0.4%
									235,503	231,883	235,804	21.2%
Household durables
Curio Brands, LLC		501 Highway 12, Starkville, MS 39759	First lien senior secured loan	8.92%	5.25%	—	SOFR(Q)	4/2/2031	10,333	10,227	10,540	0.9%
			First lien senior secured revolving loan	8.92%	5.25%	—	SOFR(Q)	4/2/2031	—	—	—	0.0%
			First lien senior secured delayed draw loan	8.92%	5.25%	—	SOFR(Q)	4/2/2031	—	—	—	0.0%
Del-Air Heating, Air Conditioning & Refrigeration, LLC		531 Codisco Way, Sanford, FL 32771	First lien senior secured loan	9.37%	5.50%	—	SOFR(Q)	2/4/2031	5,259	5,190	5,259	0.5%
			First lien senior secured revolving loan	9.36%	5.50%	—	SOFR(Q)	2/4/2031	1,078	1,048	1,078	0.1%
			First lien senior secured delayed draw loan	9.32%	5.50%	—	SOFR(Q)	2/4/2031	3,362	3,306	3,362	0.3%
									20,032	19,771	20,239	1.8%
Household products
CREO Group Inc. (HMS Manufacturing)		2050 Avenue A, Kissimmee, FL 34758	First lien senior secured loan	10.35%	6.51%	—	SOFR(Q)	9/24/2029	33,794	33,211	32,949	3.0%
			First lien senior secured revolving loan	10.18%	6.51%	—	SOFR(Q)	9/24/2029	4,908	4,810	4,785	0.4%
Home Brands Group Holdings, Inc. (ReBath)		426 N. 44th Street, Suite 410, Phoenix, AZ 85008	First lien senior secured loan	8.72%	5.00%	—	SOFR(M)	1/8/2028	15,141	15,019	15,141	1.4%
			First lien senior secured revolving loan	8.72%	5.00%	—	SOFR(M)	1/8/2028	—	—	—	0.0%
									53,843	53,040	52,875	4.8%
Insurance
Allcat Claims Service, LLC		16 Cascade Caverns Road, Boerne, TX 78015	First lien senior secured loan	8.57%	4.85%	—	SOFR(M)	7/7/2027	971	964	971	0.1%
			First lien senior secured delayed draw loan	8.57%	4.85%	—	SOFR(M)	7/7/2027	21,169	20,850	21,169	1.9%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
			First lien senior secured delayed draw loan	8.57%	4.85%	—	SOFR(M)	7/7/2027	—	—	—	0.0%
			First lien senior secured revolving loan	8.57%	4.85%	—	SOFR(M)	7/7/2027	—	—	—	0.0%
									22,140	21,814	22,140	2.0%
IT services
Improving Acquisition LLC		2001 Ross Avenue, Suite 4250, Dallas, TX 75201	First lien senior secured loan	10.32%	6.65%	—	SOFR(Q)	7/26/2027	34,538	34,264	34,538	3.1%
			First lien senior secured revolving loan	10.59%	6.65%	—	SOFR(M)	7/26/2027	167	156	167	0.0%
									34,705	34,420	34,705	3.1%
Leisure products
MacNeill Pride Group Corp.		155 Franklin Road, Suite 250, Brentwood, TN 37027	First lien senior secured loan	10.18%	6.51%	—	SOFR(Q)	4/22/2026	7,824	7,816	7,824	0.7%
			First lien senior secured delayed draw loan	10.18%	6.51%	—	SOFR(Q)	4/22/2026	1,465	1,463	1,465	0.1%
			First lien senior secured delayed draw loan	10.18%	6.51%	—	SOFR(Q)	4/22/2026	1,639	1,631	1,639	0.2%
			First lien senior secured revolving loan	10.18%	6.51%	—	SOFR(Q)	4/22/2026	—	—	—	0.0%
Olibre Borrower LLC (Revelyst)		One Vista Way, Anoka, MN 55303	First lien senior secured loan	9.42%	5.75%	—	SOFR(Q)	1/3/2030	33,586	33,021	33,670	3.0%
TG Parent Newco LLC (Trademark Global LLC)	(10)(11)(13)	7951 West Erie Avenue, Lorain, OH 44053	First lien senior secured loan	—	—	—	—	6/30/2027	12,623	12,555	7,100	0.6%
			First lien senior secured revolving loan	—	—	—	—	6/30/2027	2,815	2,800	1,583	0.2%
VENUplus, Inc. (f/k/a CTM Group, Inc.)		5 Industrial Way Suite 1A, Salem, NH, 03079	First lien senior secured loan	11.32%	6.85%	0.75%	SOFR(M)	11/30/2026	4,446	4,410	4,424	0.4%
									64,398	63,696	57,705	5.2%
Machinery
MRC Keystone Acquisition LLC (Automated Handing Solutions)		2397 Highway 23, Oskaloosa, IA 52577	First lien senior secured loan	10.17%	6.50%	—	SOFR(Q)	12/18/2029	13,876	13,583	13,391	1.2%
			First lien senior secured revolving loan	10.17%	6.50%	—	SOFR(Q)	12/18/2029	—	—	—	0.0%
CMT Intermediate Holdings, LLC (Capital Machine Technologies)		911 US Hwy 301 South, Tampa, FL 33619	First lien senior secured loan	9.22%	5.50%	—	SOFR(M)	3/29/2030	16,197	15,838	16,359	1.5%
			First lien senior secured revolving loan	9.22%	5.50%	—	SOFR(M)	3/29/2030	—	—	—	0.0%
LEM Buyer, Inc. (CFS Technologies Intermediate, Inc.)		200 Newbury St, Boston, MA 02116	First lien senior secured loan	9.62%	5.75%	—	SOFR(Q)	4/24/2031	11,150	10,997	11,150	1.0%
			First lien senior secured loan	9.59%	5.75%	—	SOFR(Q)	4/24/2031	15,502	15,282	15,502	1.4%
			First lien senior secured delayed draw loan	9.59%	5.75%	—	SOFR(Q)	4/24/2031	4,899	4,807	4,899	0.5%
			First lien senior secured revolving loan	9.59%	5.75%	—	SOFR(Q)	4/24/2031	—	—	—	0.0%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
Eppinger Technologies, LLC	(8)	9930 E. 56th Street, Indianapolis, IN 46236	First lien senior secured loan	12.32%	7.90%	0.75%	SOFR(Q)	2/4/2026	24,847	24,810	24,847	2.2%
			First lien senior secured revolving loan	11.52%	6.90%	0.75%	SOFR(Q)	2/4/2026	1,884	1,880	1,884	0.2%
Luxium Solutions, LLC		17900 Great Lakes Parkway, Hiram, OH 44234	First lien senior secured loan	8.92%	5.25%	—	SOFR(Q)	12/1/2027	3,776	3,742	3,776	0.3%
			First lien senior secured loan	8.92%	5.25%	—	SOFR(Q)	12/1/2027	4,650	4,608	4,650	0.4%
			First lien senior secured delayed draw loan	8.92%	5.25%	—	SOFR(Q)	12/1/2027	1,221	1,215	1,221	0.1%
PVI Holdings, Inc (Vytl Controls Group Inc)		19011 Highland Road, Baton Rouge, LA 70809	First lien senior secured loan	8.92%	4.94%	—	SOFR(Q)	1/18/2028	23,411	23,250	23,411	2.1%
RMH Systems, LLC		1130 SE Westbrooke Dr., Waukee, IA 50263	First lien senior secured loan	8.90%	5.00%	—	SOFR(Q)	2/4/2030	10,185	10,013	9,930	0.9%
			First lien senior secured delayed draw loan	8.84%	5.00%	—	SOFR(Q)	2/4/2030	2,697	2,553	2,630	0.2%
			First lien senior secured revolving loan	8.90%	5.00%	—	SOFR(Q)	2/4/2030	—	—	—	0.0%
United Titanium, LLC		3450 Old Airport Road, Wooster, OH 44691	First lien senior secured loan	8.42%	4.75%	—	SOFR(M)	8/29/2031	18,412	18,146	18,596	1.7%
			First lien senior secured revolving loan	8.42%	4.75%	—	SOFR(M)	8/29/2031	—	—	—	0.0%
									152,707	150,724	152,246	13.7%
Personal care products
DRS Holdings III, Inc. (Dr. Scholl’s)		255 State Street, 7th Floor, Boston, MA 02109	First lien senior secured loan	8.97%	5.25%	—	SOFR(M)	11/1/2028	10,039	9,984	10,039	0.9%
			First lien senior secured revolving loan	8.97%	5.25%	—	SOFR(M)	11/1/2028	—	—	—	0.0%
			First lien senior secured loan	8.78%	5.00%	—	SOFR(S)	9/28/2027	13,920	13,699	13,920	1.3%
									23,959	23,683	23,959	2.2%
Pharmaceuticals
Foundation Consumer Brands, LLC		1190 Omega Drive, Pittsburgh, PA 15205	First lien senior secured loan	9.09%	5.15%	—	SOFR(Q)	2/12/2029	6,103	6,055	6,103	0.6%
			First lien senior secured revolving loan	9.09%	5.15%	—	SOFR(Q)	2/12/2029	—	—	—	0.0%
									6,103	6,055	6,103	0.6%
Professional services
4 Over International, LLC	(15)	125 Los Angeles St., Glendale, CA 91204	First lien senior secured loan	10.82%	7.10%	—	SOFR(M)	12/7/2026	18,772	18,511	18,209	1.7%
CI (MG) Group, LLC (Mariani Premier Group)		110 Albrecht Dr., Lake Bluff, IL 60044	First lien senior secured loan	9.17%	5.50%	—	SOFR(Q)	3/27/2030	21,188	20,910	21,400	1.9%
			First lien senior secured delayed draw loan	9.17%	5.50%	—	SOFR(Q)	3/27/2030	4,407	4,316	4,451	0.4%
			First lien senior secured delayed draw loan	9.17%	5.50%	—	SOFR(Q)	3/27/2030	922	910	931	0.1%
			First lien senior secured revolving loan	9.17%	5.50%	—	SOFR(Q)	3/27/2030	1,537	1,503	1,552	0.1%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
DISA Holdings Corp.		10900 Corporate Centre Dr., Ste 250, Houston, TX 77041	First lien senior secured delayed draw loan	8.99%	5.00%	—	SOFR(Q)	9/9/2028	8,236	8,126	8,236	0.7%
			First lien senior secured delayed draw loan	8.99%	5.00%	—	SOFR(Q)	9/9/2028	1,051	1,050	1,051	0.1%
			First lien senior secured revolving loan	8.99%	5.00%	—	SOFR(Q)	9/9/2028	631	601	631	0.1%
			First lien senior secured loan	8.99%	5.00%	—	SOFR(Q)	9/9/2028	1,298	1,285	1,298	0.1%
			First lien senior secured loan	8.99%	5.00%	—	SOFR(Q)	9/9/2028	21,729	21,392	21,729	2.0%
Envirotech Services, LLC		910 54th Avenue, Suite 230, Greeley, CO 80634	First lien senior secured loan	9.34%	5.50%	—	SOFR(S)	1/18/2029	32,315	31,731	32,441	2.9%
			First lien senior secured loan	9.33%	5.50%	—	SOFR(S)	1/18/2029	121	120	122	0.0%
			First lien senior secured revolving loan	9.34%	5.50%	—	SOFR(S)	1/18/2029	—	—	—	0.0%
PGI Parent LLC (Prime Electric)		3460 161st Ave SE, Bellevue, WA 98008	First lien senior secured loan	8.67%	5.00%	—	SOFR(Q)	12/31/2031	13,160	13,000	13,160	1.2%
			First lien senior secured revolving loan	8.67%	5.00%	—	SOFR(Q)	12/31/2031	—	—	—	0.0%
KAMC Holdings, Inc. (Franklin Energy)		102 N. Franklin St., Port Washington, WI 53074	First lien senior secured loan	9.10%	5.25%	—	SOFR(Q)	8/1/2031	18,792	18,530	18,792	1.7%
			First lien senior secured revolving loan	9.07%	5.25%	—	SOFR(Q)	8/1/2031	472	447	472	0.0%
									144,631	142,432	144,475	13.0%
Specialty retail
Harbor Freight Tools USA Inc	(7)	3491 Mission Oaks Blvd., Camarillo, CA 93011	First lien senior secured loan	5.97%	2.25%	—	SOFR(M)	10/19/2027	17,281	17,295	17,096	1.6%
Sundance Holdings Group, LLC	(10)(11)(16)	3865 W 2400 S, Salt Lake City, UT 84120	First lien senior secured loan	—	—	—	—	6/30/2025	9,246	9,210	239	0.0%
			First lien senior secured delayed draw loan	—	—	—	—	6/30/2025	628	628	16	0.0%
			First lien senior secured delayed draw loan	—	—	—	—	6/30/2025	173	152	260	0.0%
									27,328	27,285	17,611	1.6%
Textiles, apparel & luxury goods
American Soccer Company, Incorporated (SCORE)		726 E. Anaheim Street, Wilmington, CA 90744	First lien senior secured loan	14.07%	7.40%	3.00%	SOFR(Q)	7/20/2027	28,286	27,712	25,175	2.3%
			First lien senior secured revolving loan	14.07%	7.40%	3.00%	SOFR(Q)	7/20/2027	4,843	4,751	4,310	0.4%
BEL USA, LLC	(10)(11)	12610 NW 115th Avenue, #200, Medley, FL 33178	First lien senior secured loan	—	—	—	—	6/2/2026	5,486	5,423	3,106	0.3%
			First lien senior secured loan	—	—	—	—	6/2/2026	90	89	51	0.0%
YS Garments, LLC		15730 S. Figueroa St., Gardena, CA 90248	First lien senior secured loan	11.48%	7.60%	—	SOFR(Q)	8/9/2027	7,065	6,942	6,571	0.6%
									45,770	44,917	39,213	3.6%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
Distributors (Trading companies & distributors)	(17)
AIDC IntermediateCo 2, LLC (Peak Technologies)		901 Elkridge Landing Rd, Suite 300, Linthicum Heights, MD 21090	First lien senior secured loan	8.97%	5.25%	—	SOFR(M)	7/22/2027	33,950	33,513	33,950	3.0%
CGI Automated Manufacturing, LLC		275 Innovation Drive, Romeoville, IL 60446	First lien senior secured loan	10.83%	2.61%	4.50%	SOFR(M)	12/15/2028	17,386	17,072	17,298	1.6%
			First lien senior secured loan	10.83%	2.61%	4.50%	SOFR(M)	12/15/2028	3,178	3,127	3,162	0.3%
			First lien senior secured loan	10.83%	2.61%	4.50%	SOFR(M)	12/15/2028	6,699	6,614	6,665	0.6%
			First lien senior secured delayed draw loan	10.83%	2.61%	4.50%	SOFR(M)	12/15/2028	3,625	3,524	3,607	0.3%
			First lien senior secured revolving loan	10.83%	7.11%	—	SOFR(M)	12/15/2028	3	—	3	0.0%
Dusk Acquisition II Corporation (Motors & Armatures, Inc. – MARS)		360 N. Crescent Drive, South Bldg., Beverly Hills, CA 90210	First lien senior secured loan	9.67%	6.00%	—	SOFR(Q)	7/12/2029	7,394	7,147	7,394	0.7%
			First lien senior secured loan	9.67%	6.00%	—	SOFR(Q)	7/12/2029	3,905	3,835	3,905	0.4%
Engineered Fastener Company, LLC (EFC International)		1940 Craigshire, St. Louis, MO 63146 – 4008	First lien senior secured loan	10.32%	6.65%	—	SOFR(Q)	11/1/2027	23,128	22,871	23,128	2.1%
Genuine Cable Group, LLC		1051 Perimeter Dr., 300, Schaumburg, Illinois, 60173	First lien senior secured loan	9.57%	5.85%	—	SOFR(M)	11/1/2026	28,468	28,246	28,397	2.5%
			First lien senior secured loan	9.57%	5.85%	—	SOFR(M)	11/1/2026	5,394	5,348	5,381	0.5%
I.D. Images Acquisition, LLC		1120 West 130th Street, Brunswick, OH 44212	First lien senior secured loan	9.47%	5.75%	—	SOFR(M)	7/30/2027	5,591	5,542	5,591	0.5%
			First lien senior secured loan	9.47%	5.75%	—	SOFR(M)	7/30/2027	7,770	7,731	7,770	0.7%
			First lien senior secured loan	9.47%	5.75%	—	SOFR(M)	7/30/2027	4,427	4,394	4,427	0.4%
			First lien senior secured loan	9.47%	5.75%	—	SOFR(M)	7/30/2027	1,021	1,016	1,021	0.1%
			First lien senior secured delayed draw loan	9.47%	5.75%	—	SOFR(M)	7/30/2027	2,433	2,401	2,433	0.2%
			First lien senior secured revolving loan	9.47%	5.75%	—	SOFR(M)	7/30/2027	—	—	—	0.0%
Krayden Holdings, Inc.		1491 West 124th Ave., Westminster, CO 80234	First lien senior secured delayed draw loan	8.42%	4.75%	—	SOFR(Q)	3/1/2029	1,772	1,772	1,772	0.2%
			First lien senior secured delayed draw loan	8.42%	4.75%	—	SOFR(Q)	3/1/2029	1,772	1,772	1,772	0.2%
			First lien senior secured revolving loan	8.48%	4.75%	—	SOFR(M)	3/1/2029	608	575	608	0.0%
			First lien senior secured loan	8.42%	4.75%	—	SOFR(Q)	3/1/2029	9,300	9,121	9,300	0.8%
Lakewood Acquisition Corporation (R&B Wholesale)		360 N. Crescent Drive, South Bldg., Beverly Hills, CA 90210	First lien senior secured loan	9.37%	5.50%	—	SOFR(Q)	1/24/2030	29,473	28,803	29,767	2.7%
			First lien senior secured revolving loan	9.37%	5.50%	—	SOFR(Q)	1/24/2030	—	—	—	0.0%

Portfolio Company	Footnotes (1) (2)	Address	Investment(3)	Interest Rate	Spread(4)	PIK Rate	Reference(5)	Maturity Date	Principal/ Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
OAO Acquisitions, Inc. (BearCom)		950 Tower Lane, Suite 1000, Foster City, CA 94404	First lien senior secured loan	8.74%	5.00%	—	SOFR(M)	12/27/2029	20,996	20,764	20,996	1.9%
			First lien senior secured loan	8.74%	5.00%	—	SOFR(M)	12/27/2029	851	844	851	0.1%
			First lien senior secured delayed draw loan	8.74%	5.00%	—	SOFR(M)	12/27/2029	4,463	4,433	4,463	0.4%
			First lien senior secured revolving loan	8.74%	5.00%	—	SOFR(M)	12/27/2029	—	—	—	0.0%
TL Alpine Holding Corp. (Air Distribution Technologies Inc.)		10877 Wilshire Blvd, Suite 660, Los Angeles, CA 90024	First lien senior secured loan	9.72%	6.00%	—	SOFR(Q)	8/1/2030	18,070	17,772	18,070	1.6%
Univar (Windsor Holdings LLC)	(7)	3075 Highland Parkway, Suite 200, Downers Grove, Il 60515	First lien senior secured loan	6.47%	2.75%	—	SOFR(M)	8/1/2030	9,860	9,907	9,874	0.9%
Workholding US Holdings, LLC (Forkardt Hardinge)		1 Hardinge Drive, Elmira, NY 14903	First lien senior secured loan	9.36%	5.50%	—	SOFR(Q)	10/23/2029	7,303	7,164	7,303	0.6%
			First lien senior secured revolving loan	9.27%	5.50%	—	SOFR(Q)	10/23/2029	3,422	3,365	3,422	0.3%
									262,262	258,673	262,330	23.6%
Wireless telecommunication services
Centerline Communications, LLC	(15)	750 West Center Street, Suite 301, West Bridgewater, MA 02379	First lien senior secured loan	11.47%	—	11.47%	SOFR(Q)	8/10/2027	6,529	6,452	5,909	0.5%
			First lien senior secured loan	11.97%	—	11.97%	SOFR(Q)	8/10/2027	936	924	941	0.1%
			First lien senior secured loan	11.47%	—	11.47%	SOFR(Q)	8/10/2027	10,108	10,031	9,148	0.8%
			First lien senior secured delayed draw loan	11.47%	—	11.47%	SOFR(Q)	8/10/2027	7,842	7,785	7,097	0.6%
			First lien senior secured delayed draw loan	11.47%	—	11.47%	SOFR(Q)	8/10/2027	6,826	6,771	6,178	0.6%
			First lien senior secured revolving loan	11.47%	—	11.47%	SOFR(Q)	8/10/2027	1,998	1,979	1,808	0.2%
			First lien senior secured loan	11.47%	—	11.47%	SOFR(Q)	8/10/2027	1,119	1,103	1,013	0.1%
									35,358	35,045	32,094	2.9%
Total Debt Investments									2,196,232	2,163,739	2,157,399	194.4%

Portfolio Company	Footnotes (1) (2)	Address	Investment	Acquisition Date	Number of Shares/Units	Cost	Fair Value	Percentage of Net Assets
Equity Investments(10)(18)
Building products
US Masonry & Building Products Co. (f/k/a US Anchors Group, Inc.)	(19)	505 Fifth Avenue, 25th Floor, New York, NY 10017	Class A common	7/15/2024	566,666	—	—	0.0%
			Preferred	7/15/2024	566,666	566	608	0.1%
						566	608	0.1%
Commercial services & supplies
American Equipment Holdings LLC	(20)	451 W. 3440 South, Salt Lake City, UT 84115	Class A units	4/8/2022	175	284	477	0.1%
ArborWorks Intermediate Holdco, LLC	(19)	40266 Junction Drive, Oakhurst, CA 93644	Class A preferred units	11/6/2023	21,716	9,179	15,767	1.4%
			Class B preferred units	11/6/2023	21,716	—	—	0.0%
			Class A common units	11/6/2023	2,604	—	—	0.0%
Bloomington Holdings, LP (BW Fusion)	(19)	40266 Junction Drive, Oakhurst, CA 93644	Class A1 common units	11/5/2024	500	500	400	0.0%
BLP Buyer, Inc. (Bishop Lifting Products)	(21)	2301 Commerce Street, Ste 110, Houston, TX 77002	Class A common	2/1/2022	582,469	652	814	0.1%
						10,615	17,458	1.6%
Containers & packaging
Robinette Company Acquisition, LLC	(19)	250 Blackley Rd., Bristol, TN 37620	Class A common units	5/10/2024	9	—	90	0.0%
			Class A preferred units	5/10/2024	500	500	515	0.0%
						500	605	0.0%
Financial services
SGCP Holdings, LLC (SG Credit)	(13)	500 Newport Center Drive, Suite 580, Newport Beach, CA 92660	Class A common	7/15/2025	408,387	11,437	11,437	1.0%
			Class C common	7/15/2025	102,260	563	563	0.1%
						12,000	12,000	1.1%
Food products
BC CS 2, L.P. (Cuisine Solutions, Inc.)	(8)(14)	200 Clarendon Street, Boston, MA 02116	Series A preferred stock	7/8/2022	2,000,000	2,000	3,440	0.3%
CCFF Parent, LLC (California Custom Fruits & Flavors, LLC)	(19)	15800 Tapia Street, Irwindale, CA 91706	Class A-1 units	2/26/2024	750	511	1,000	0.1%
City Line Distributors LLC	(19)	20 Industry Dr., West Haven, CT 06516	Class A units	8/31/2023	669,866	670	621	0.1%
Gulf Pacific Holdings, LLC	(20)	12010 Taylor Rd., Houston, TX, 77041	Class A common	9/30/2022	250	250	—	0.0%
			Class C common	9/30/2022		—	—	0.0%
ML Buyer, LLC (Mama Lycha Foods, LLC)	(19)	4747 Bethesda Avenue, Suite 1150, Bethesda, MD 20814	Class A units	9/9/2024	250	250	188	0.0%
Siegel Parent, LLC	(22)	90 Salem Rd, North Billerica, MA 01862	Common	12/29/2021	250	250	—	0.0%
			Convertible note	1/19/2024	28	28	—	0.0%
NSC Coffee Investors, LLC	(19)	35980 Woodward Ave, Ste 300, Bloomfield Hills, MI 48304	Class A preferred	10/31/2025	182,277	2,000	2,000	0.2%

Portfolio Company	Footnotes (1) (2)	Address	Investment	Acquisition Date	Number of Shares/Units	Cost	Fair Value	Percentage of Net Assets
WPP Fairway Aggregator A, L.P. (IF&P Foods, LLC – FreshEdge)	(20)	4501 Massachusetts Avenue, Indianapolis, IN 46218	Class A preferred	10/3/2022	773	773	476	0.0%
			Class B common	10/3/2022		—	—	0.0%
						6,732	7,725	0.7%
Health care equipment & supplies
LSL Industries, LLC (LSL Healthcare)	(20)	50 E. Washington St., Ste 400, Chicago IL 60602	Common	11/1/2022	7,500	750	363	0.0%

Health care providers & services
NMA Super Holdings, LLC (Neuromonitoring Associates)	(19)	4500 W. Eldorado Parkway, Suite 3300 and 3400, McKinney, TX 75070	Class A membership interests	12/18/2024	1,000,000	1,000	1,963	0.2%
Leisure products
TG Parent Newco LLC (Trademark Global LLC)	(13)(19)	7951 West Erie Avenue, Lorain, OH 44053	Common	9/16/2024	8	—	—	0.0%
Machinery
RMH Parent LLC (RMH Systems)	(19)	1130 SE Westbrooke Dr., Waukee, IA 50263	Class A-1 Units	2/4/2025	500	500	300	0.0%
Specialty retail
Sundance Direct Holdings, Inc.	(16)	3865 W 2400 S, Salt Lake City, UT 84120	Common	10/27/2023	21,479	—	—	0.0%
Textiles, apparel & luxury goods
BVG SCORE Buyer, Inc. (American Soccer Company, Incorporated)	(22)	726 E. Anaheim Street, Wilmington, CA 90744	Common	7/20/2022	1,000,000	1,000	—	0.0%
			Preferred	7/20/2022	97,964	98	—	0.0%
Total Equity Investments						33,761	41,022	3.7%
Total Debt and Equity Investments						2,197,500	2,198,421	198.1%

Portfolio Company	Footnotes (1) (2)	Number of Shares	Cost	Fair Value	Percentage of Net Assets
Investments in Money Market Funds
Morgan Stanley Institutional Liquidity Fund, Institutional Class, 3.63%	(23)	25,409,468	25,409	25,409	2.3%
Total Investments in Money Market Funds		25,409,468	25,409	25,409	2.3%
Total Investments			$2,222,909	$2,223,830	200.4%
Liabilities in Excess of Other Assets				(1,113,899)	(100.4)%
Net Assets				$1,109,931	100.0%

____________

(1)      As of December 31, 2025, unless otherwise noted, investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company. As of December 31, 2025, the total value of the Company’s non-controlled, non-affiliated investments was $2,084,737.

(2)      Unless otherwise noted, security is a Level 3 holding. As of December 31, 2025, the aggregate value of Level 3 securities held by the Company was $2,151,743.

(3)      Debt investments are pledged to the Company’s credit facilities, and a single debt investment may be divided into parts that are individually pledged to separate credit facilities.

(4)      Includes Secured Overnight Financing Rate (“SOFR”) credit spread adjustment if applicable.

(5)      Unless otherwise noted, all loans contain a variable rate structure, that may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either SOFR (which can include one-(M), three-(Q) or six-month (S) SOFR), or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate).

(6)      The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(7)      Security is a Level 2 holding. As of December 31, 2025, the aggregate value of Level 2 securities held by the Company was $46,678.

(8)      Non-qualifying investment as defined by Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2025, 2.2% of the Company’s total assets were in non-qualifying investments.

(9)      The Company may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndication. In exchange for the higher interest rate, the “last-out” portion is at a greater risk of loss. Certain lenders represent a “first out” portion of the investment and have priority to the “last-out” portion with respect to payments of principal and interest.

(10)    Debt investment on non-accrual status as of December 31, 2025.

(11)    Non-income producing investment.

(12)    On February 5, 2026, the Company amended its senior credit facility with Regiment Security Partners LLC and capitalized all interest earned during fiscal 2025. As a result, the Company is reflecting all cash pay interest accrued in fiscal year 2025 as PIK interest income.

(13)    As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of this portfolio company as the Company owns more than 5% but less than 25% of the portfolio company’s voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“non-controlled affiliate”).

As of December 31, 2025, the total value of the Company’s investments in non-controlled affiliates was $113,684 (5.4% of amortized cost of total long-term investments) and are described below. In September 2024, the Company completed a restructure of the investment in Trademark Global LLC whereby the existing term loan and revolver became a restructured term loan and revolver and no debt was converted to equity. The Company received new common units in TG Parent Newco LLC for which it owns 6.23% of the overall business (Kayne Anderson entities in aggregate own 20.77%).

In July 2025, the Company made an investment in SG Credit Partners, Inc. through debt and equity investments in SGCP Intermediate, Inc. and SGCP Holdings, LLC (collectively “SG Credit), an independent national credit platform focused on lower middle market investments. The Company’s investment in SG Credit was structured as an $80,000 term loan facility, $34,000 unfunded delayed draw term loan facility and a $12,000 common equity investment. Through the common equity investment, the Company owns 22.5% of the outstanding common equity of SG Credit.

The common equity investment includes a call option providing the Company the right, but not the obligation, to purchase additional equity interests in SG Credit through June 30, 2028 (the “Option Expiration Date”). The fixed call option price is based on the performance of SG Credit over the option period. Upon exercise, the Company would own 72.0% - 91.0% of the outstanding common equity of SG Credit depending upon certain tag-along rights and any shares issued under SG Credit’s management incentive plan. If the call option is exercised, the Company would still not control SG Credit, nor would it consolidate its common equity investment in SG Credit.

Investment(1)	Value at 12/31/2024	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gains (Losses)	Value at 12/31/2025	Interest and PIK Income	Dividend Income	Other Income
TG Parent Newco LLC (Trademark Global LLC) – debt investment	$12,196	$—	$(82)	$(3,430)	$8,684	$—	$—	$—
TG Parent Newco LLC (Trademark Global LLC) – equity investment	—	—	—	—	—	—	—	—
SGCP Intermediate, Inc. (SG Credit) – debt investment	—	91,103	—	1,897	93,000	4,763	—	—
SGCP Holdings, LLC (SG Credit) – equity investment	—	12,000	—	—	12,000	—	—	—
Total	$12,196	$103,103	$(82)	$(1,533)	$113,684	$4,763	$—	$—

––––––––––––

(a)      Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.

(b)      Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.

(14)    The Company has a senior secured loan in an investment vehicle (BC CS 2, L.P.) that is collateralized by a preferred stock investment in Cuisine Solutions, Inc. that is characterized as subordinated debt. In addition, the Company’s senior secured loan in SG Credit is considered subordinated debt.

(15)    All or a portion of the stated interest rate may be settled in PIK for a specified period pursuant to the credit agreement.

(16)    Portfolio company is in a liquidation process and, as such, the maturity date of our debt investment in this portfolio company will not be finally determined until such process is complete. Our debt investment in this portfolio company is on non-accrual status.

(17)    The Company uses Global Industry Classification (GICS), Level 3 — Industry, for classifying the industry groupings of its portfolio companies. In instances where the composition of portfolio companies within a category does not as closely align with the GICS, Level 3 — Industry, the Company presents a more specific description, keeping the GICS, Level 3 — Industry in parenthesis for reference.

(18)    Security is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act.

(19)    KABDC Corp, LLC, a wholly owned subsidiary of the Company, owns common and/or preferred equity of ArborWorks Intermediate Holdco, LLC, Bloomington Holdings, LP (BW Fusion), City Line Distributors LLC, CCFF Parent, LLC (California Custom Fruits & Flavors, LLC), ML Buyer, LLC (Mama Lycha Foods, LLC), NMA Super Holdings, LLC (Neuromonitoring Associates), NSC Coffee Investors, LLC (Texas Coffee Partners Ltd.), Robinette Company Acquisition, LLC, RMH Parent LLC (RMH Systems), TG Parent Newco LLC (Trademark Global LLC) and US Masonry & Building Products Co. (f/k/a US Anchors Group, Inc.).

(20)    The Company owns 31.07% of a pass-through, taxable limited liability company, KSCF IV Equity Aggregator Blocker, LLC (the “Aggregator Blocker”), which holds the Company’s equity investments in American Equipment Holdings LLC, Gulf Pacific Holdings, LLC, WPP Fairway Aggregator A, L.P. (IF&P Foods, LLC — FreshEdge) and LSL Industries, LLC (LSL Healthcare). Through the Company’s ownership of the Aggregator Blocker, the Company owns the respective units of each company listed above in the Schedule of Investments.

(21)    The Company owns 0.53% of the common equity of BLP Buyer, Inc. (Bishop Lifting Products).

(22)    The Company owns 17.59% of a pass-through limited liability company, KSCF IV Equity Aggregator, LLC (the “Aggregator”), which holds the Company’s equity investments in Siegel Parent, LLC and BVG SCORE Buyer, Inc. (American Soccer Company, Incorporated). Through the Company’s ownership of the Aggregator, the Company owns the respective units of each company listed above in the Schedule of Investments.

(23)    The indicated rate is the yield as of December 31, 2025.

The following table sets forth securities acquired in transactions exempt from registration under the Securities Act of 1933 and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2025, the aggregate fair value of these securities is $41.0 million, or 3.7% of the Company’s net assets. The acquisition dates of the restricted securities are set forth below.

Portfolio Company	Investment	Acquisition Date
American Equipment Holdings LLC	Class A common	April 8, 2022
BVG SCORE Buyer, Inc. (American Soccer Company, Incorporated)	Common units, preferred	July 20, 2022
Arborworks Acquisition LLC	Class A preferred units	November 6, 2023
Arborworks Acquisition LLC	Class B preferred units	November 6, 2023
Arborworks Acquisition LLC	Class A common units	November 6, 2023
Bloomington Holdings, LP (BW Fusion)	Class A1 common units	November 5, 2024
BLP Buyer, Inc. (Bishop Lifting Products)	Class A common	February 1, 2022
CCFF Parent, LLC (California Custom Fruits & Flavors, LLC)	Class A-1 units	February 26, 2024
City Line Distributors, LLC	Class A units	August 31, 2023
BC CS 2, L.P. (Cuisine Solutions, Inc.)	Preferred stock	July 8, 2022
WPP Fairway Aggregator A, L.P. (IF&P Foods, LLC — FreshEdge)	Class A preferred, Class B common	October 3, 2022
Gulf Pacific Holdings, LLC	Class A common, Class C common	September 30, 2022
LSL Industries, LLC (LSL Healthcare)	Common units	November 1, 2022
ML Buyer, LLC (Mama Lycha Foods, LLC)	Class A units	September 9, 2024
NMA Super Holdings, LLC (Neuromonitoring Associates)	Class A membership interests	December 18, 2024
NSC Coffee Investors, LLC	Class A preferred	October 31, 2025
RMH Parent LLC (RMH Systems)	Class A-1 units	February 4, 2025
Robinette Company Acquisition, LLC	Class A common units,	May 10, 2024
Robinette Company Acquisition, LLC	Class A preferred units,	May 10, 2024
SGCP Holdings, LLC (SG Credit)	Class A common, Class C common	July 15, 2025
Siegel Parent, LLC	Common units	December 29, 2021
Siegel Parent, LLC	Convertible note	January 19, 2024
Sundance Direct Holdings, Inc.	Common units	October 27, 2023
TG Parent Newco LLC (Trademark Global LLC)	Common units	September 16, 2024
US Masonry & Building Products Co. (f/k/a US Anchors Group, Inc.).	Class A common, preferred	July 15, 2024

MANAGEMENT

The following tables set forth each director’s name and year of birth; position(s) with the Company and length of time served; principal occupations during the past five years; and other directorships held during the past five years. The address for each nominee and other directors is 717 Texas Avenue, Suite 2200, Houston, TX 77002.

Information Regarding Independent Directors

Name (Year Born)	Position(s) Held with the Company, Term of Office/Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director During Past Five Years
George E. Marucci, Jr. (born 1952)	Director. Served since 2020. To serve until the 2028 Annual Meeting of Stockholders.

Marketing consultant for BMW North America. Golf commentator for NBC Sports. Chair of leading automotive family office in Baltimore, MD. Co-owner, President and acting Chief Financial Officer for Pennmark Automotive Enterprises.

None
Mariel A. Joliet (born 1966)	Director. Served since 2020. To serve until the 2027 Annual Meeting of Stockholders. Lead Independent Director of the KBDC Board.	Senior Vice President and Treasurer of Hilton Hotels Corporation (1998 – 2008).	ASGN, Incorporated (information technology services)
Susan C. Schnabel (born 1961)	Director. Served since 2020. To serve until the 2026 Annual Meeting of Stockholders.	Co-founder and Co-Managing Partner of aPriori Capital Partners. Managing Director in the asset management division of Credit Suisse (1998 – 2014).	Altice USA, Inc. (cable provider); Laramie Energy II (energy company) (2011 – 2023); KKR Private Equity Conglomerate LLC (private equity holding company)
Rhonda S. Smith (born 1959)	Director. Served since 2022. To serve until the 2027 Annual Meeting of Stockholders.	Chief Financial Officer and Deputy Director of the Houston Police Department (2017 – present). Executive Director for the Houston Municipal Employees Pension System (HMEPS) (2010 – 2016).	Houston Municipal Employees Pension System (pension plan); St. Luke’s Health System (hospital network)

The term “Independent Director” is used to refer to a director who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company, of Kayne Anderson or of the Company’s underwriters in offerings of its securities from time to time as defined in the 1940 Act. None of the Independent Directors, nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. Each of James (Jim) Robo, Albert (Al) Rabil III and Terrence J. Quinn is an “interested person” or “Interested Director” by virtue of his employment relationship with Kayne Anderson.

Information Regarding Interested Directors

Name(1) (Year Born)	Position(s) Held with the Company, Term of Office/Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director During Past Five Years
James (Jim) Robo (born 1962)	Director and Chairman of the Board of KBDC. Served since 2023. To serve until the 2028 Annual Meeting of Stockholders.	Private investor. Chairman and Chief Executive Officer of NextEra Energy, Inc. (2013 – 2022). Chairman and Chief Executive Officer of NextEra Energy Partners, LP (2014 – 2022).	J.B. Hunt Transport Services, Inc. (transportation and logistics company); NextEra Energy, Inc. (energy company) (2013 – 2022); NextEra Energy Partners, LP (energy company) (2014 – 2022)
Terrence J. Quinn (born 1951)	Director of KBDC. Served since 2020. To serve until the 2028 Annual Meeting of Stockholders.	Vice Chairman of Kayne Anderson and of the Company.	Kayne Anderson
Albert (Al) Rabil III (born 1963)	Director. Served since 2021. To serve until the 2026 Annual Meeting of Stockholders.	Chief Executive Officer of Kayne Anderson (2021 – present) and Kayne Anderson Real Estate (2007 – present).	Kayne Anderson

____________

(1)      Mr. Robo, Mr. Quinn and Mr. Rabil are “interested persons” of the Company as defined in the 1940 Act by virtue of their employment relationship with Kayne Anderson and/or indirect ownership interest in KBDC Advisor.

Information about Each Director’s Experience, Attributes or Skills

Mariel A. Joliet.    Ms. Joliet serves as Chairperson of our Board of Directors, Lead Independent Director of our Board of Directors and Chairperson of our Nominating Committees. Ms. Joliet also serves as a director on the Board of Directors of ASGN, Incorporated (NYSE: ASGN) and is a member of ASGN’s Audit and Compensation Committees. ASGN Incorporated is one of the foremost providers of IT and professional services in the technology, digital, creative, engineering and life sciences fields across commercial and government sectors. From 1998 to 2008, Ms. Joliet was employed by the Hilton Hotels Corporation, a publicly traded hotel company, as senior vice president and treasurer. During her time at the Hilton Hotels Corporation, Ms. Joliet participated in its sale to the Blackstone Group, one of the ten-largest leveraged buyouts in history at the time. As Treasurer, Ms. Joliet was responsible for capital markets and financial investment initiatives, including credit ratings, debt/equity issuances, interest rate risk management, cash management and foreign exchange. Prior to her employment with Hilton Hotels Corporation, Ms. Joliet worked for ten years as a coverage officer and corporate banker at Wachovia Bank and Corestates Bank, where she was responsible for client relationships and portfolio management. Ms. Joliet serves on Las Madrinas, a philanthropic organization supporting pediatric care and research, at Children’s Hospital Los Angeles. Ms. Joliet also served as a member of Know the Glow Foundation. She received a B.S. at the University of Scranton and earned an M.B.A. from Marywood University. Ms. Joliet has a strong background in financing, acquisitions, deal structuring, strategic planning, and operational integration.

George E. Marucci, Jr.    Mr. Marucci is an accomplished finance executive and entrepreneur in various industries and fields. Mr. Marucci serves as the Lead Valuation Director on our Audit Committees. Mr. Marucci currently serves as a marketing consultant for BMW North America. Previously, Mr. Marucci was a golf commentator for NBC Sports. Mr. Marucci was also previously the co-owner, president and acting chief financial officer for Pennmark Automotive Enterprises, a luxury automobile dealership, and co-owner and president of Pennmark Real Estate Investment Group, which specialized in commercial real estate and development, including the development and operation of 50 Walmart retail centers. Prior to owning and operating these companies, Mr. Marucci served as an investment advisor and stockbroker at White Weld and Co. and Merrill Lynch. In those roles, Mr. Marucci was responsible for institutional sales and client development. Mr. Marucci began his career with a family-based accounting firm, Marucci, Ortals and Co. Mr. Marucci received a B.A. in Accounting in 1974 from The University of Maryland.

Susan C. Schnabel.    Ms. Schnabel serves as Chairperson of our Audit Committees of our Boards of Directors. Ms. Schnabel is the co-founder and co-managing partner of aPriori Capital Partners, an independent leveraged buyout fund advisor. aPriori Capital Partners was created in connection with the spin-off of DLJ Merchant Banking Partners from Credit Suisse in 2014. Prior to forming aPriori Capital, Ms. Schnabel worked at Credit Suisse from 1998 to 2014, where she served as a managing director in the Asset Management Division and co-head of DLJ Merchant Banking. Over the course of her thirty-plus year career she has served on over thirty public and private boards including the roles of Lead Director (NYSE), Audit, Compensation and Nominating & Governance Chair. Ms. Schnabel serves on the Board of Altice USA, Inc. (ATUS), where she serves on the Audit and Compensation Committee, as well as KKR Private Equity Conglomerate LLC, where she serves as Audit Chair. She also serves on the Board of Trustees of Cornell University — Executive and Investment Committee and as Co-Chair of the Research & Innovation Committee. Ms. Schnabel recently completed her terms on the US Olympic and Paralympic Foundation Board of Directors — Finance Committee; the California Institute of Technology — Investment Committee and The Harvard Business School Alumni Advisory Board, where she served on the Executive Committee. Ms. Schnabel earned a Bachelor of Science in Chemical Engineering from Cornell University and an M.B.A. from Harvard Business School.

Rhonda S. Smith.    Ms. Smith is the chief financial officer and deputy director for the Houston Police Department (HPD), the fifth largest police department in the U.S. Ms. Smith joined HPD in 2017, with budget oversight, including financial reporting, accounting, procurements, and grants. Prior to joining HPD, from 2010 to 2016, Ms. Smith was the executive director for Houston Municipal Employees Pension System (HMEPS) and director of administration from 2008 to 2010. Ms. Smith has over 30 years of experience in finance, accounting, regulatory compliance, auditing, change management and leadership. She has worked within large, complex municipal organizations and pension funds, and with public corporations where she served as an auditor. Ms. Smith is recognized as a financial and pension expert who provides leadership in investment best practices, pension reform, company rebranding, political risk management and board governance. Ms. Smith serves on the Board of St. Luke’s Health System, where she is a member of the Audit and Compliance Committee. She also serves as Trustee on the HMEPS Board of Directors and as Board Secretary. Ms. Smith earned an M.B.A. from the University of Houston, a B.S. in accounting from Ohio State University and an investment portfolio management certificate from the Wharton School of the University of Pennsylvania.

Albert (Al) Rabil III.    Mr. Rabil is the Chief Executive Officer of Kayne Anderson, overseeing strategic initiatives, operations and asset management across Kayne’s investment platforms. In 2007, Mr. Rabil co-founded Kayne Anderson’s real estate private equity platform (“KA Real Estate”) and continues to serve as KA Real Estate’s CEO, setting strategic direction, overseeing overall investment activities, and leading fundraising for all KA Real Estate investments. Immediately prior to co-founding KA Real Estate, Mr. Rabil founded and was a principal of two real estate investment firms, RAMZ, LLC and Rabil Properties, LLC, where he developed and acquired a substantial portfolio of off-campus student housing properties. This was preceded by an almost ten-year stint at UBS where Mr. Rabil served as a Managing Director and Head of Real Estate Banking for the Americas and Europe. During his tenure there he played a key role in making UBS a market leader in both syndicated debt and large loan commercial mortgage-backed securities. Mr. Rabil began his career in the Real Estate Finance Group of the Bankers Trust Company. Mr. Rabil earned a B.A. cum laude from Yale University in 1985 and an M.B.A. in Finance from Columbia University in 1988.

James (Jim) Robo.    Mr. Robo serves as Chairman of our Board of Directors. Mr. Robo is a private investor and former Chairman and Chief Executive Officer of NextEra Energy, Inc., a leading clean energy company, and NextEra Energy Partners, LP, a growth-oriented limited partnership formed by NextEra Energy, Inc. to acquire, manage, and own contracted clean energy projects. During Mr. Robo’s 10-year tenure as CEO, NextEra Energy’s market capitalization grew substantially, becoming the largest electric utility in the world, as well as the largest renewable company in the world. Prior to joining NextEra Energy in 2002, Mr. Robo spent 10 years at General Electric Company, serving as President and Chief Executive Officer of GE Mexico from 1997 until 1999 and as President and Chief Executive Officer of the GE Capital TIP/Modular Space division from 1999 until February 2002. From 1984 through 1992, he worked for Mercer Management Consulting. Mr. Robo serves on the Board of J. B. Hunt Transport Services, Inc. and is Lead Director and Chairman of the Governance and Nominating Committee. Mr. Robo received a B.A. summa cum laude from Harvard College and an M.B.A. from Harvard Business School, where he was a Baker Scholar.

Terrence J. Quinn.    Mr. Quinn is our Vice Chairman. Mr. Quinn is the vice chairman for Kayne Anderson and is responsible for managing new business opportunities and select client relations. He serves on the firm’s Credit and Real Estate Investment Committees. Mr. Quinn was a founding member of the Board of KYN. Prior to joining Kayne Anderson in 2006, Mr. Quinn was a founding partner of a merchant banking firm specializing in private equity and advisory services. He was president and chief executive officer of several operating companies and member of the executive committee of a leading regional bank. Mr. Quinn was manager of pension investments for the 3M Company and founding chief executive officer of a leading mezzanine fund group. Mr. Quinn has served on the Boards of directors of several public and private firms. Mr. Quinn earned a B.A. in Economics in 1973 and an M.B.A. from the University of Minnesota in 1974.

Board Leadership Structure

The Company’s business and affairs are managed under the direction of its Board, including the duties performed for the Company pursuant to its investment advisory agreement. Among other things, the Board sets broad policies for the Company, approves the appointment of the Company’s investment adviser, administrator, and officers, and approves the engagement and review the performance of the Company’s independent registered public accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board has four Independent Directors, including one Lead Independent Director. As part of each regular Board meeting, the Independent Directors meet separately from Kayne Anderson officers and Interested Directors and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under the Company’s Bylaws, a Board may designate a Chairperson to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company has not established a policy as to whether the Chairperson of the Board shall be an Independent Director and the Company believes that having the flexibility to designate its Chairperson and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Robo serves as Chairman of the Board, and Ms. Joliet serves as Lead Independent Director of the Board. While Ms. Joliet is the Lead Independent Director of the Board, all of the Independent Directors play an active role in serving on the Board. The Independent Directors constitute a majority of the Company’s Board and are closely involved in all material deliberations related to the Company. The Board of the Company believes that, with these practices, the Independent Directors have a stake in the Board’s actions and oversight role and accountability to the Company and its stockholders.

Board Role in Risk Oversight

The Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through its Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including those related to the Company’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The meetings of the Audit Committee with the Company’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and Kayne Anderson to receive reports regarding the management of the Company, including those related to certain investment and operational risks, and the Independent Directors of the Company are encouraged to communicate directly with senior management.

The Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. Management of the Company believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

Code of Ethics and Policies Regarding Transactions with Related Parties

The Company, the Advisor and the Company’s officers, directors, employees, agents, and affiliates may be subject to certain potential conflicts of interest in connection with the Company’s activities and investments. For example, the terms of the Advisor’s management and incentive fees (if any) may create an incentive for the Advisor to approve and cause the Company to make more speculative investments than it would otherwise make in the absence of such fee structure. In addition, the other funds and separate accounts of the Advisor and its affiliates may take positions in securities and/or issuers that are in a different part of the capital structure of an issuer or adverse to the Company.

The members of the senior management and investment teams and the investment committee of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company, or of investment funds managed by the Advisor or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfilment of which may not be in the Company’s best interests or in the best interest of the Company’s stockholders.

The Company’s investment objective may overlap with the investment objectives of such investment funds, accounts, or other investment vehicles. For example, the Advisor concurrently manages accounts that are pursuing an investment strategy similar to the Company’s strategies, and the Company may compete with these and other entities managed by affiliates of the Advisor for capital and investment opportunities. As a result, those individuals at the Advisor may face conflicts in the allocation of investment opportunities between the Company and other investment funds or accounts advised by principals of, or affiliated with, the Advisor. The Advisor has agreed with the Company’s Board that, when the Company is able to co-invest with other investment funds or accounts managed by an Advisor, allocations among the Company and other investment funds or accounts will generally be made consistent with the 1940 Act. The Company and Kayne Anderson have received an exemptive order from the SEC that permits the Company to co-invest with affiliates of the Advisor, including private funds managed by the Advisor, if the Company’s Board determines that it would be advantageous for the Company to co-invest with other funds managed by the Advisor or its affiliates in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other pertinent factors.

The Company has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. Copies of the code of ethics may be obtained free of charge by visiting KBDC’s website at www.kaynebdc.com.

The Company has also adopted, as part of its Code of Ethics, insider trading policies and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by directors and officers that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. As a public company, KBDC’s Code of Ethics includes provisions prohibiting, among other things, buying or selling puts or calls or other derivative securities (other than derivative securities issued by KBDC, such as convertible notes) based on the KBDC securities; engaging in the short sale of KBDC securities; or entering into hedging or monetization transactions or similar arrangements with respect to KBDC securities.

The Company has adopted policies with respect to affiliated and related party transactions to the extent required by the 1940 Act and related regulatory guidance.

Information about Executive Officers

The following table sets forth each executive officer’s name and year of birth; position(s) with the Company, term of office, and length of time served; principal occupations during the past five years; and directorships. The address for the Company’s offices is 717 Texas Avenue, Suite 2200, Houston, TX 77002.

Name (Year Born)	Position(s) Held with the Company, Term of Office/Time of Service	Principal Occupation During Past Five Years
Terrence J. Quinn (born 1951)	Director. Served since 2020. To serve until the 2028 Annual Meeting of Stockholders.	Vice Chairman of Kayne Anderson and of the Company.
Douglas L. Goodwillie (born 1975)	Co-Chief Executive Officer since 2023. Co-Chief Investment Officer from inception to 2023.	Managing partner and co-head of Kayne Anderson’s private credit group (2011 – present).
Kenneth B. Leonard (born 1963)	Co-Chief Executive Officer. Served since 2023. Co-Chief Investment Officer from inception to 2023.	Managing Partner and Co-Head of Kayne Anderson Private Credit (2011 – present).
Terry A. Hart (born 1969)	Chief Financial Officer. Served since inception.	Managing Director of Kayne Anderson (2005 – present). Chief Operating Officer of KYN (2022 – 2023). Chief Financial Officer of KYN (2005 – 2022).

Name (Year Born)	Position(s) Held with the Company, Term of Office/Time of Service	Principal Occupation During Past Five Years
Michael J. O’Neil (born 1983)	Secretary since July 2021. Chief Compliance Officer since inception.

Chief Compliance Officer of Kayne Anderson (2012 – present) and of KYN (2013 – March 2024) and of KA Associates, Inc. (broker-dealer) (January 2013 – present). Executive Vice President of KYN (March 2024 – present).

Frank P. Karl (born 1988)	President. Served since 2025. Senior Vice President from 2023 to 2025.	Managing Director (2021 – present), Director (2019 – 2021) and Vice President (2016 – 2019) of Kayne Anderson.
Andy Wedderburn-Maxwell (born 1975)	Senior Vice President. Served since 2025.	Senior Vice President (2025 – present) and Managing Director (2021 – present) of Kayne Anderson.
John B. Riley (born 1974)	Vice President. Served since inception.	Vice President (2021 – present) and Controller (2006 – present) of Kayne Anderson.

Compensation

Pursuant to investment management agreements between KBDC and the Advisor, the Advisor is responsible for supervising the investments and reinvestments of the Company’s assets. The Advisor, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. The Company pays various management fees to its Advisor for the advisory and other services performed by its Advisor under the investment management agreement.

The executive officers who manage the Company’s regular business are employees of the Advisor or its affiliates. The Company’s executive officers do not receive direct compensation from the Company. Compensation paid for services relating to financial reporting and compliance functions are paid by the Advisor. Accordingly, the Company does not directly pay salaries, bonuses or other compensation to its executive officers but instead indirectly bears such cost. The Company does not have employment agreements with its executive officers. The Company does not provide pension or retirement benefits, perquisites, or other personal benefits to its executive officers. The Company does not maintain compensation plans under which their equity securities are authorized for issuance. The Company does not have arrangements to make payments to its executive officers upon their termination or in the event of a change in control of the Company.

The investment management agreement for the Company does not require the Advisor to dedicate specific personnel to fulfilling its obligation to the Company under its investment management agreement or require personnel of the Advisor to dedicate a specific amount of time to the management of the Company. In their capacities as executive officers or employees of the Advisor or their affiliates, they devote such portion of their time to the Company’s affairs as required for the performance of the Advisor’s duties under the investment management agreements.

The executive officers of the Company are compensated by the Advisor or its affiliates. The Company understands that its Advisor takes into account the performance of the Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for the Company, certain of the executive officers receive compensation for services performed for various investment funds of the Advisor or their affiliates.

For further information regarding compensation, see “Portfolio Management.”

MANAGEMENT AND OTHER AGREEMENTS

Kayne Anderson, Kayne Anderson Private Credit and The Advisor

Kayne Anderson

Founded in 1984, Kayne Anderson is a prominent alternative investment management firm which is registered with the SEC under the Advisers Act, focused on real estate, credit and infrastructure/energy. Kayne Anderson provides corporate and management services (such as information technology, human resources, compliance and legal services) to the Advisor.

Kayne Anderson Private Credit

KAPC was established in 2011 and is Kayne Anderson’s line of business focused on private credit that operates various fund vehicles targeting middle market first lien senior secured, unitranche, and split-lien loans.

KAPC’s integrated and scaled platform combines direct loan origination, strong fundamental credit analysis and relative-value perspective.

The Advisor — KA Credit Advisors, LLC

Our investment activities are managed by our Advisor, an indirect controlled subsidiary of Kayne Anderson, and the Advisor operates within KAPC’s line of business. The Advisor is an investment advisor registered with the SEC under the Advisers Act pursuant to the Investment Advisory Agreement. In accordance with the Advisers Act, our Advisor is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring investments and monitoring our investments and portfolio companies on an ongoing basis. The Advisor benefits from the scale and resources of Kayne Anderson and specifically KAPC. While we do not have any employees, the Advisor and its affiliates have a team of approximately 35 investment professionals who are primarily focused on credit investments. The investment team is supported by a team of finance, legal, compliance, operations and administrative professionals.

The Advisor executes on our investment objective by (1) accessing the established loan sourcing channels developed by KAPC, which includes an extensive network of private equity firms, other middle market lenders, financial advisors, intermediaries and management teams, (2) selecting investments within our middle market company focus, (3) implementing KAPC’s underwriting process and (4) drawing upon its experience and resources and the broader Kayne Anderson network.

The Advisor’s investment committee has overall responsibility for evaluating and unanimously approving the Company’s investments, and its portfolio allocations, subject to the oversight of our Board. The Advisor’s investment committee review process is intended to bring the diverse experience and perspectives of the Advisor’s investment committee members to the analysis and consideration of every investment. The Advisor’s investment committee currently consists of Terrence J. Quinn, Vice Chairman of Kayne Anderson and Vice Chair of the Company; Paul S. Blank, President and Chief Operating Officer of Kayne Anderson; Douglas L. Goodwillie, Co-Head of Private Credit at Kayne Anderson and Co-Chief Executive Officer of the Company; and Kenneth B. Leonard, Co-Head of Private Credit at Kayne Anderson and Co-Chief Executive Officer of the Company. The Advisor’s investment committee also determines appropriate investment sizing and mandates ongoing monitoring requirements. Douglas L. Goodwillie and Kenneth B. Leonard, each a Co-Chief Executive Officer of the Company, are jointly and primarily responsible for the day-to-day management of the Company’s portfolio.

In addition to reviewing investments, the Advisor’s investment committee meetings serve as a forum to discuss credit views and outlooks. The Advisor’s investment committee also reviews potential transactions and deal flow on a regular basis. Members of the investment team are encouraged to share information and views on credit with the committee early in their analysis. We believe this process improves the quality of the analysis and enables investment team members to work more efficiently.

We make investments alongside certain entities and accounts advised by our Advisor and its affiliates. Under the 1940 Act, we are prohibited from knowingly participating in certain joint transactions with our affiliates without the prior approval of the independent directors and, in some cases, prior approval by the SEC. However, we generally make investments alongside affiliated entities and accounts pursuant to exemptive relief granted by the SEC to us, our Advisor, and certain of our affiliates. Pursuant to such exemptive relief, and subject to certain conditions, we are permitted to co-invest in the same security with our affiliates in a manner that is consistent with our investment objective, investment strategy, regulatory consideration and other relevant factors. If opportunities arise that would otherwise be appropriate for us and an affiliate to purchase different securities in the same issuer, our Advisor will need to decide which account will proceed with such investment. Our Advisor’s investment allocation policy incorporates the conditions of exemptive relief to seek to ensure that investment opportunities are allocated in a manner that is fair and equitable.

The principal executive offices of our Advisor are located at 717 Texas Avenue, Suite 2200, Houston, Texas, 77002.

Controlled/Affiliated Portfolio Companies — under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act, “non-affiliated investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company’s non-controlled, non-affiliated, and non-controlled, affiliated, investments is contained in the consolidated financial statements, appearing in our most recent Annual Report on Form 10-K, which are incorporated by reference in this prospectus.

Administration Agreement — on February 5, 2021, the Company entered into an Administration Agreement with its Advisor, which serves as its Administrator and provides or oversees the performance of its required administrative services and professional services rendered by others, which include (but are not limited to), accounting, payment of our expenses, legal, compliance, operations, technology and investor relations, preparation and filing of its tax returns, and preparation of financial reports provided to its stockholders and filed with the SEC. On February 12, 2026, the Board approved an additional one-year term of the Administration Agreement through March 15, 2027.

The Company reimburses the Administrator for its costs and expenses incurred in performing its obligations under the Administration Agreement, which may include its allocable portion of office facilities, overhead, and compensation paid to or compensatory distributions received by its officers (including our Chief Compliance Officer and Chief Financial Officer) and its respective staff who provide services to the Company. As the Company reimburses the Administrator for its expenses, the Company indirectly bears such cost. The Administrator has a sub-administration agreement with Ultimus Fund Solutions, LLC to serve as our sub-administrator and fund accountant. The Company pays a semi-variable fee, based on its long-term assets, of approximately $140,000 per quarter for the sub-administrator’s fund administration and fund accounting services. The Administration Agreement may be terminated by either party with 60 days’ written notice.

Investment Advisory Agreement — on February 5, 2021, the Company entered into an Investment Advisory Agreement with its Advisor. Pursuant to the Investment Advisory Agreement with its Advisor, the Company pays its Advisor a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The Advisor may, from time-to-time, grant waivers on the Company’s obligations, including waivers of the base management fee and/or incentive fee, under the Investment Advisory Agreement. The Investment Advisory Agreement may be terminated by either party with 60 days’ written notice.

On March 6, 2024, the Board approved an amended and restated investment advisory agreement (the “Amended Investment Advisory Agreement”) and a fee waiver agreement (the “Fee Waiver Agreement”) between the Company and the Advisor, which became effective upon the completion of the initial public offering of the Company’s shares of common stock on May 24, 2024 (the “IPO Date”).

The Amended Investment Advisory Agreement is materially the same as the Investment Advisory Agreement except, following the IPO Date, the base management fee is calculated at an annual rate of 1.00% and the incentive fee on income is subject to a twelve-quarter lookback quarterly hurdle rate of 1.50% as opposed to a single quarter measurement and is subject to an Incentive Fee Cap (as defined below) based on the Company’s Cumulative Pre-Incentive Fee Net Return (as defined below). This lookback feature provides that the Advisor’s income incentive fee may be reduced if the Company’s portfolio experiences aggregate write-downs or net capital losses during the applicable Trailing Twelve Quarters (as defined below). Pursuant to the Fee Waiver Agreement, commencing on the IPO Date, the Advisor implemented waivers of (i) the income incentive fee for three calendar quarters commencing the quarter the initial public offering was completed and (ii) a portion of the base management fee for one year following the completion of the initial public offering. Amounts waived by the Advisor pursuant to the Fee Waiver Agreement are not subject to recoupment by the Advisor.

Base Management Fee

Commencing on the IPO Date, the base management fee is calculated at an annual rate of 1.00% of the fair market value of the Company’s investments. Since the IPO Date was on a date other than the first day of a calendar quarter, the management fee was calculated for the calendar quarter at a weighted rate based on the fee rates applicable before and after the IPO Date based on the number of days in such calendar quarter before and after the IPO Date. Pursuant to the Fee Waiver Agreement, commencing on the IPO Date, the Advisor has contractually agreed to waive the base management fee at an annual rate of 0.25% for one year following the IPO Date.

Incentive Fee

The Company also pays the Advisor an incentive fee. The incentive fee consists of two parts — an incentive fee on income and an incentive fee on capital gains. Described in more detail below, these components of the incentive fee are largely independent of each other with the result that one component may be payable even if the other is not.

Incentive Fee on Income

The incentive fee based on income (the “income incentive fee”) is determined and paid quarterly in arrears in cash. The Company’s quarterly pre-incentive fee net investment income must exceed a preferred return of 1.50% of the Company’s NAV at the end of the immediately preceding calendar quarter (6.0% annualized but not compounded) (the “Hurdle Amount”) in order for the Company to receive an income incentive fee.

Incentive Fee on Income

Commencing on the IPO Date, the Company pays the Advisor an income incentive fee based on its aggregate pre-incentive fee net investment income with respect to the then-current calendar quarter and the eleven preceding calendar quarters beginning with the quarter ended September 30, 2024 (or the appropriate portion thereof in the case of any of the Company’s first eleven calendar quarters that commence with the quarter ended September 30, 2024) (those calendar quarters, the “Trailing Twelve Quarters”).

Commencing with the quarter ended September 30, 2024, subject to the Incentive Fee Cap (described below), the pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters is compared to a “Hurdle Rate” equal to the product of (i) the hurdle rate of 1.50% per quarter (6.00% annualized) and (ii) the sum of our net assets at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The Hurdle Rate is calculated after making appropriate adjustments to the Company’s NAV at the beginning of each applicable calendar quarter for all issuances by the Company of shares of its common stock, including issuances pursuant to its DRIP, and distributions during the applicable calendar quarter. The income incentive fee for each calendar quarter is determined as follows:

•        no income incentive fee is payable to the Advisor in any calendar quarter in which aggregate pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters does not exceed the Hurdle Rate;

•        100% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined on a quarterly basis by multiplying 1.7647% by the Company’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters (after making appropriate adjustments to the Company’s NAV at the beginning of each applicable calendar quarter for all issuances by the Company of shares of its common stock, including issuances pursuant to its DRIP, and distributions during the applicable calendar quarter); and

•        15.0% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters that exceeds the Catch-up Amount.

Commencing with the quarter ended September 30, 2024, each income incentive fee is subject to an “Incentive Fee Cap” that in respect of any calendar quarter is an amount equal to 15.0% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the Trailing Twelve Quarters less the aggregate income incentive fees that were paid to the Advisor in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters. In the event the Incentive Fee Cap is zero or a negative value then no income incentive fee shall be payable and if the Incentive Fee Cap is less than the amount of income incentive fee that would otherwise be payable, the amount of income incentive fee shall be reduced to an amount equal to the Incentive Fee Cap.

“Cumulative Pre-Incentive Fee Net Return” means (x) with respect to the First Calendar Quarter, the sum of pre-incentive fee net investment income in respect of the First Calendar Quarter, (y) with respect to the relevant Trailing Twelve Quarters, the pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters minus any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no income incentive fee to the Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the income incentive fee that is payable to the Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an income incentive fee to the Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the income incentive fee that is payable to the Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an income incentive fee to the Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

These calculations are prorated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. Amounts waived by the Advisor pursuant to the Fee Waiver Agreement are not subject to recoupment by the Advisor.

Incentive Fee on Capital Gains

Incentive Fee on Capital Gains

Commencing on the IPO Date, the incentive fee on capital gains is calculated and payable in arrears in cash as 15.0% of the Company’s realized capital gains, if any, on a cumulative basis from formation through the end of a given calendar year or upon termination of the Investment Advisory Agreement, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. In the event that the Investment Advisory Agreement terminates as of a date that is not a fiscal year end, the termination date will be treated as though it were a fiscal year end for purposes of calculating and paying a capital gain incentive fee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company, the Advisor and the Company’s officers, directors, employees, agents, and affiliates may be subject to certain potential conflicts of interest in connection with the Company’s activities and investments. For example, the terms of the Advisor’s management and incentive fees (if any) may create an incentive for the Advisor to approve and cause the Company to make more speculative investments than it would otherwise make in the absence of such fee structure. In addition, the other funds and separate accounts of the Advisor and its affiliates may take positions in securities and/or issuers that are in a different part of the capital structure of an issuer or adverse to the Company.

The members of the senior management and investment teams and the investment committee of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company, or of investment funds managed by the Advisor or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfilment of which may not be in the Company’s best interests or in the best interest of the Company’s stockholders.

The Company’s investment objective may overlap with the investment objectives of such investment funds, accounts, or other investment vehicles. For example, the Advisor concurrently manages accounts that are pursuing an investment strategy similar to the Company’s strategies, and the Company may compete with these and other entities managed by affiliates of the Advisor for capital and investment opportunities. As a result, those individuals at the Advisor may face conflicts in the allocation of investment opportunities between the Company and other investment funds or accounts advised by principals of, or affiliated with, the Advisor. The Advisor has agreed with the Company’s Board that, when the Company is able to co-invest with other investment funds or accounts managed by an Advisor, allocations among the Company and other investment funds or accounts will generally be made consistent with the 1940 Act. Each of the Company and Kayne Anderson have received an exemptive order from the SEC that permits the Company to co-invest with affiliates of the Advisor, including private funds managed by the Advisor, if the Company’s Board determines that it would be advantageous for the Company to co-invest with other funds managed by the Advisor or its affiliates in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other pertinent factors.

The Company has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. Copies of the code of ethics may be obtained free of charge by visiting KBDC’s website at www.kaynebdc.com.

The Company has also adopted, as part of its Code of Ethics, insider trading policies and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by directors and officers that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. As a public company, KBDC’s Code of Ethics includes provisions prohibiting, among other things, buying or selling puts or calls or other derivative securities (other than derivative securities issued by KBDC, such as convertible notes) based on the KBDC securities; engaging in the short sale of KBDC securities; or entering into hedging or monetization transactions or similar arrangements with respect to KBDC securities.

The Company has adopted policies with respect to affiliated and related party transactions to the extent required by the 1940 Act and related regulatory guidance.

For further information regarding agreements and related party transactions, see “Management and Other Agreements.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following tables set forth the number of shares of the Company’s common stock as of March 13, 2026, beneficially owned by the Company’s current directors and executive officers as a group, and certain other beneficial owners, according to information furnished to the Company by such persons. As of March 13, 2026, five persons beneficially owned more than 5% of the Company’s outstanding common stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

The address for each of our directors and executive officers is c/o Kayne Anderson BDC, Inc., 717 Texas Avenue, Suite 2200, Houston, Texas, 77002.

	Number of Shares	Percent of Class(1)
Independent Directors
Mariel A. Joliet	13,000	*
George E. Marucci, Jr.	10,000	*
Susan C. Schnabel	13,121	*
Rhonda S. Smith	1,615	*
Interested Directors & Executive Officers
Douglas L. Goodwillie	18,255	*
Terry A. Hart	21,790	*
Frank P. Karl	6,783	*
Kenneth B. Leonard	67,757	*
Michael J. O’Neil	5,094	*
Albert (Al) Rabil III	—	*
John B. Riley	—	*
James (Jim) Robo(2)	1,738,174	2.6%
Terrence J. Quinn	24,896	*
Andy Wedderburn-Maxwell	565	*
All Independent Directors, Interested Directors & Executive Officers as a Group (14 persons)	1,921,050	2.9%
	Number of Shares	Percent of Class(1)
Name of Beneficial Owner of Common Stock
The Bank of New York Mellon, as Trustee for the Koch Companies Defined Benefit Master Trust
4111 East 37th Street North Wichita, KS 67220	12,181,352	18.3%
State of Michigan Retirement System
2501 Coolidge Road, Suite 400 East Lansing, MI 48823	6,566,762	9.9%
San Bernardino County Employees’ Retirement Association
348 West Hospitality Lane, Suite 100 San Bernardino, CA 92408	4,784,006	7.2%
Adam Beren Family(3)
2020 North Bramblewood, Wichita, KS 67206	4,711,056	7.1%
Bank of America Corp
100 N Tryon Street, Charlotte, NC 28255	5,447,842	8.2%

____________

*        Less than 1% of class.

(1)      Based on 66,566,769 shares outstanding as of March 13, 2026.

(2)      The shares of common stock that Mr. Robo beneficially owns have been pledged as security in connection with a line of credit with a third-party financial institution unaffiliated with the Company.

(3)      Adam Beren Family owns shares of the Company through several partnerships, family trusts and LLCs.

The table below sets forth information about securities owned by the independent directors of the Company and their respective immediate family members, as of December 31, 2025, in entities directly or indirectly controlling, controlled by, or under common control with, the Company’s investment adviser.

Director	Name of Owners and Relationships to Director	Fund(1)	Title of Class	Dollar Range of Securities	Percent of Class
Susan C. Schnabel	Self	Kayne Anderson Energy Fund VII, L.P.	Partnership Units	$213,534	*
		Kayne Anderson Energy Fund VIII, L.P.	Partnership Units	$560,534	*
		KEPE Selling Fund II, L.P.	Partnership Units	$50,759	*
		Kayne Private Energy Income Fund III, L.P.	Partnership Units	$224,958	*

____________

*        Less than 1% of class.

(1)      Kayne Anderson may be deemed to “control” the fund by virtue of its role as the fund’s general partner.

PORTFOLIO MANAGEMENT

Our Advisor utilizes KAPC’s direct lending platform to pursue investment opportunities. The leadership team of KAPC has invested in this market across multiple platforms (e.g., not only as part of KAPC) and economic cycles, working directly together as a team for the better part of three decades. This experience over multiple decades allows KAPC to focus on transactions in markets where it has substantial experience and where it can bring its expertise in negotiating and structuring investments. The Advisor’s investment committee consists of four members (Terry Quinn, Paul Blank, Doug Goodwillie and Ken Leonard) with average experience in credit investing in excess of 30 years. The Advisor’s investment committee has overall responsibility for evaluating and unanimously approving the Company’s investments and portfolio allocations, subject to the oversight of our Board.

Portfolio Management

Set forth below is information regarding the team of professionals at the Advisor (who are not Officers or Directors of the Company) that support overseeing the day-to-day management of the Company. The Advisor utilizes a team approach, with decisions derived from interaction among various investment management sector specialists. Under this team approach, management of the Company’s portfolio will reflect a consensus of interdisciplinary views. Mr. Goodwillie and Mr. Leonard are jointly and primarily responsible for overseeing the day-to-day management of the Company.

Andrew D. Marek, Managing Partner, Middle Market Direct Lending at Kayne Anderson. Mr. Marek is a managing partner for Kayne Anderson’s middle market direct lending strategies. Prior to joining Kayne Anderson, Mr. Marek was with Cerberus Capital where he was a co-founder of Dymas Capital Management and helped lead the development of a middle market, private equity focused lending business. Prior to joining Cerberus, Mr. Marek worked at Heller Financial from 1989 to 2002, where he last served as a senior vice president and worked in loan restructuring, portfolio management and originations management and where he was a co-manager of a significant portfolio and a 22-member team of professionals responsible for originating, underwriting and managing loans to and investments with middle market private equity sponsors. From 1984 to 1989, he worked with Deloitte Haskins & Sells. Mr. Marek earned a B.S. in Accounting from the University of Illinois in 1984 and an M.B.A. from Northwestern University’s Kellogg School of Management.

John K. McNulty, Jr., Senior Managing Director — Investments, Middle Market Direct Lending at Kayne Anderson. Prior to joining Kayne Anderson in 2009, he was an executive director in the Leveraged Capital Markets Group at UBS Securities. Prior to joining UBS in 2006, Mr. McNulty worked in the Loan Markets Group at RBS where he was responsible for the origination, structuring, diligence and distribution of middle market financings. From 1996 to 2003, he worked in the Leveraged Finance Investment Banking Group at Merrill Lynch & Company. Mr. McNulty received a B.A. in Geology with a concentration in Economics from Dartmouth College.

Liam A. Alling, Managing Director — Investments, Middle Market Direct Lending at Kayne Anderson. Prior to joining Kayne Anderson in 2013, Mr. Alling was an Associate at AlpInvest Partners, focusing on execution of mezzanine debt and private equity investments in leveraged buyouts. Prior to AlpInvest Partners, Mr. Alling was an investment banking Analyst in the Financial Institutions Group at Citigroup, focusing on mergers and acquisitions, and debt and equity capital raising in the asset management and financial technology sectors. Mr. Alling graduated magna cum laude from Georgetown University with a B.S. in Finance and Accounting.

Lee E. Feingold, Managing Director — Investment Management, Middle Market Direct Lending at Kayne Anderson. Prior to joining Kayne Anderson in 2018, Mr. Feingold spent several years in middle market management consulting at the Keystone Group. Mr. Feingold’s primary focus was on turnaround situations within the manufacturing and distribution space. These projects included interim management, lender negotiations, and refinance initiatives. Mr. Feingold also served in a portfolio management role at The Riverside Company, where he monitored company performance, supported investor requests and performed ad hoc analyses on behalf of the fund managers. Mr. Feingold graduated magna cum laude with a BS in Finance from Indiana University and later received his MBA from New York University.

Brendan G. McKay, Managing Director — Investments, Middle Market Direct Lending at Kayne Anderson. Prior to joining Kayne Anderson in 2022, Brendan worked at ONEX — Falcon where he was responsible for west coast origination and coverage efforts. Prior to working at ONEX — Falcon, he was an investment banking analyst in the Consumer Retail & Business Services Group at Deutsche Bank in New York. Mr. McKay received a B.S. in Finance and B.S. in Accounting from The Carroll School of Management Honors Program at Boston College.

Rick W. Persutti, Managing Director — Investments, Middle Market Direct Lending at Kayne Anderson. Prior to joining Kayne Anderson in 2013, Mr. Persutti was a Senior Analyst in the Leveraged Finance group at Bank of America Merrill Lynch, focusing on the origination, execution and syndication of high yield and leveraged loan transactions. Prior to Bank of America Merrill Lynch, Mr. Persutti was an investment banking Analyst in the Public Finance group at M.R. Beal & Company, focusing on municipal underwriting. Mr. Persutti graduated from the College of the Holy Cross with a B.A. in Economics.

Ethan A. Schweir, Managing Director — Investments, Middle Market Direct Lending at Kayne Anderson. Prior to joining Kayne Anderson in 2016, Mr. Schweir was at Bank of Montreal, focusing on structuring, underwriting and executing leveraged loan transactions for financial sponsors and corporate clients. Mr. Schweir received a B.A. in Economics from DePauw University.

Steven M. Wierema, Jr., Managing Director — Investments, Middle Market Direct Lending at Kayne Anderson. Prior to joining Kayne Anderson in 2012, Mr. Wierema spent three years with Lake Capital Management, a middle market private equity firm focused on business services, most recently as a senior associate. Prior to Lake Capital, Mr. Wierema was an Analyst in the investment banking division of Citigroup. Mr. Wierema holds a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago Booth School of Business.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for our day-to-day management also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies (other than the Company), other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts	Assets of Accounts ($ in million)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$352.9	—	$—
Other pooled investment vehicles:(1)	15	$2,441.1	12	$1,977.4
Other accounts	13	$2,244.4	—	$—

____________

(1)      Includes investment companies that have elected to be regulated as business development companies under the 1940 Act.

(2)      Total assets includes commitments to acquire limited partner interests in private funds that may not be fully funded as of the date set forth above.

Compensation

For the Company, directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from the Company. For the fiscal year ended December 31, 2025, the independent directors received the following compensation.

•        Prior to October 1, 2025, each Independent Director of the Company’s Board received an annual retainer of $135,000 for his or her service. After October 1, 2025, each Independent Director of the Company’s Board received an annual retainer of $141,000 for his or her service. The Independent Directors, voting separately, have authority to set their compensation.

•        The lead independent director received an annual retainer of $20,000.

•        The chairperson of the Company’s Audit Committee received an annual retainer of $12,000.

•        The lead valuation director of the Company’s Audit Committee received an annual retainer of $12,000.

•        Each Independent Director received $12,000 for service on the Company’s Audit Committee.

•        Each Independent Director received $2,500 per special board meeting attended, whether in-person or telephonic.

•        The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

The following table sets forth the compensation paid by the Company for service during the fiscal year ended December 31, 2025, to the Independent Directors. The Company does not have a retirement or pension plan or any compensation plans under which the Company’s equity securities are authorized for issuance.

Total Compensation
Independent Directors
Mariel A. Joliet	$168,500
George E. Marucci, Jr.	$160,500
Susan C. Schnabel	$160,500
Rhonda S. Smith	$148,500
Interested Directors
Albert (Al) Rabil III	None
James (Jim) Robo	None
Terrence J. Quinn	None

The table below shows the dollar range of shares of our common stock to be beneficially owned by our portfolio managers as of December 31, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company
Douglas L. Goodwillie	$100,001 – $500,000
Kenneth B. Leonard	$500,001 – $1,000,000

____________

(1)      Dollar ranges are as follows: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; or over $1,000,000.

(2)      Dollar ranges were determined using the number of shares that are beneficially owned as of December 31, 2025 multiplied by the Company’s closing price per share per the NYSE as of December 31, 2025.

Portfolio Manager Compensation

The Advisor’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation.    Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the Company.

Discretionary Compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation of the portfolio managers is based on the portfolio managers and the Advisor sharing in the management fees and incentive allocation generated by separate accounts, privately offered pooled investment vehicles, and registered investment companies under management (including those managed by affiliates) after expenses, including analyst salaries and allocated overhead.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

Consistent with accounting principles generally accepted in the United States of America (“GAAP”) and the 1940 Act, we calculate the value of our investments in accordance with the procedures described below.

Traded Investments (Level 1 or Level 2)

Investments for which market quotations are readily available will typically be valued at those market quotations. Traded investments such as corporate bonds, preferred stock, bank notes, broadly syndicated loans or loan participations are valued by using the bid price provided by an independent pricing service, by an independent broker, the agent bank, syndicate bank or principal market maker. When price quotes for investments are not available, or such prices are stale or do not represent fair value in the judgment of our Advisor, fair value will be determined using our Advisor’s valuation process for investments that are privately issued or otherwise restricted as to resale.

We may also invest, to a lesser extent, in equity securities purchased in conjunction with debt investments. While we anticipate these equity securities to be issued by private companies, we may hold equity securities that are publicly traded. Equity securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Equity securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices.

Non-Traded Investments (Level 3)

Investments that are privately issued or otherwise restricted as to resale, as well as any security for which (a) reliable market quotations are not available in the judgment of our Advisor, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of our Advisor is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. We expect that a significant majority of our investments will be Level 3 investments. Unless otherwise determined by the Advisor, the following valuation process is used for our Level 3 investments:

•        Valuation Designee.    The applicable investments will be valued no less frequently than quarterly by the Advisor, with new investments valued at the time such investment was made. The value of each Level 3 investment will be initially reviewed by the persons responsible for such portfolio company or investment. The Advisor will use a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs to determine a preliminary value. The Advisor will specify the titles of the persons responsible for determining the fair value of Company investments, including by specifying the particular functions for which they are responsible, and will reasonably segregate fair value determinations from the portfolio management of the Company such that the portfolio manager(s) may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to portfolio investments.

•        Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Advisor reviews the valuation methodologies and calculations employed for each of the Company’s investments that the Advisor has placed on the “watch list” and approximately 25% of the Company’s remaining investments. The third-party valuation firm will review and independently value all of the Level 3 investments at least once per year, on a rolling twelve-month basis. The quarterly report issued by the third-party valuation firm will provide positive assurance on the fair values of the investments reviewed.

•        Oversight.    The Board has appointed the Advisor as the valuation designee for the Company for purposes of making determinations of fair value as permitted by Rule 2a-5 under the 1940 Act. The valuation designee performs fair valuation of the Company’s portfolio holdings in accordance with the Company’s Valuation Program. The Audit Committee shall aid the Board in overseeing the Advisor’s fair valuation of securities that are not publicly traded or for which current market values are not readily available. The Audit Committee shall meet quarterly to review the fair value determinations, processes and written reports of the Advisor as part of the Board’s oversight responsibilities.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt-out” DRIP that provides for reinvestment of any dividends or other distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our DRIP will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire cash dividend in cash by notifying Equiniti Trust Company, LLC (the “DRIP Administrator”) in writing so that such notice is received by the DRIP Administrator no later than ten calendar days prior to the record date fixed by the Board for dividends to stockholders. Such notice may be delivered by mail at the address included below. The DRIP Administrator will set up an account for shares acquired through the DRIP for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. We will notify stockholders of any applicable record date by means of a publicly disseminated press release published on the Company’s website.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or another financial intermediary of their election. If you hold your common stock with a broker that does not participate in the DRIP, you will not be able to participate in the DRIP and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information. See “Regulation” for further information.

To implement the DRIP, we may use newly issued shares or we may purchase shares in the open market, in each case to the extent permitted under applicable law, whether our shares are trading at, above or below NAV. If our shares are trading at or above NAV, we will issue new shares to implement the DRIP. If newly issued shares are used to implement the DRIP, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The New York Stock Exchange on the dividend payment date. Market price per share on that date shall be the closing price for such shares on The New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. The Company believes it is in the best interest of its stockholders to issue additional shares for the DRIP in these circumstances because the participating stockholders would receive the same number of shares for the dollar amount of dividends reinvested compared to purchasing those shares in the open market and the Company would not need to make a cash expenditure to purchase those shares. If our shares are trading below NAV, we will purchase shares in the open market to implement the DRIP. If shares are purchased in the open market to implement the DRIP, the number of shares to be issued to a stockholder shall be determined by dividing the dollar amount of the cash dividend payable to such stockholder by the weighted average price per share for all shares purchased by the DRIP Administrator in the open market in connection with the dividend. The Company believes it is in the best interest of stockholders to effect open market purchases in these circumstances because stockholders would receive more shares for the dollar amount of dividends reinvested (compared to issuing shares to them at NAV). The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There are no brokerage charges or other charges to stockholders who participate in the DRIP. The DRIP Administrator’s fees under the plan will ultimately be borne by our common stockholders. If a participant elects by notice to the DRIP Administrator to have the DRIP Administrator sell part or all of the shares held by the DRIP Administrator in the participant’s account and remit the proceeds to the participant, the DRIP Administrator is authorized to deduct a transaction fee of up to $15 plus a $0.10 per share fee from the proceeds.

Stockholders whose cash dividends are reinvested in shares of our common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash and will not receive a corresponding cash dividend with which to pay any applicable tax. A stockholder’s initial basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account. See “Certain U.S. Federal Income Tax Considerations.”

The DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 calendar days prior to any record date for the payment of any dividend by us. Additional information about the DRIP may be obtained by contacting the DRIP Administrator by mail at PO Box 10027, Newark, NJ 07101 or by telephone at (800) 937-5449.

DESCRIPTION OF SECURITIES

This prospectus contains a summary of the common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains, and any applicable prospectus supplement or related free writing prospectus that we may authorize to be provided to you related to any security being offered will contain, the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the DGCL and our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and the full text of our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100 million shares of common stock, par value $0.001 per share, and 1 million shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our shares of common stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of March 25, 2026:
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amounts Shown Under
Common Stock	100,000,000	0	66,510,355

Under our certificate of incorporation, our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the DGCL, our certificate of incorporation provides that the Board, without any action by our stockholders, may amend the certificate of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

All of our shares of common stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Our shares of common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Provisions of the DGCL and Our Certificate of incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors will be governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

As a BDC, we are not permitted to and will not indemnify the Advisor, any of our executive officers and directors, or any other person against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, or by reason of reckless disregard of obligations and duties of such person arising under contract or agreement.

Election of Directors

Our bylaws provide that the affirmative vote of a majority of the total votes cast “for” or “against” a nominee for director at a duly called meeting of stockholders at which a quorum is present is required to elect a director in an uncontested election. In a contested election, directors are elected by a plurality of the votes cast at a meeting of stockholders duly called and at which is a quorum is present. Our bylaws provide that our Board may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. At each annual meeting of stockholders, directors of the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders following the meeting at which they were elected and until their successors are duly elected and qualified. A classified Board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation and bylaws provide that the number of directors will be set only by the Board. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board, including a vacancy resulting from an enlargement of the Board, may be filled only by vote of a majority of the directors then in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Our certificate of incorporation provides that a director may be removed only for cause, as defined in our certificate of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third party from seeking to acquire, control of us.

Action by Stockholders

Pursuant to our certificate of incorporation, any action required or permitted to be taken by the stockholders must be effected at an annual or special meeting of the stockholders, and may not be taken by written consent. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the Board, (2) pursuant to our notice of meeting or (3) by a stockholder who was a stockholder of record at the time of provision of notice, at the record date and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of the Board or (2) provided that the special meeting has been called in accordance with our bylaws for the purposes of electing directors, by a stockholder who was a stockholder of record at the time of provision of notice, at the record date and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals will recommend certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our Board, the chairman of our Board and our Chief Executive Officer.

Delaware Anti-takeover Law

The DGCL contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others which we may adopt also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, either individually or together with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•        prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•        upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•        at or subsequent to such time, the business combination is approved by the Board and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 of the DGCL defines “business combination” to include the following:

•        any merger or consolidation involving the corporation and the interested stockholder;

•        any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•        subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•        any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•        the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 of the DGCL defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Conflict with Federal Securities Laws

The Company is aware of certain recent federal and state court decisions regarding certain control share statutes in jurisdictions other than Delaware holding that such control share statutes are not consistent with the 1940 Act and acknowledges the possibility that a court may determine that Section 203 of the DGCL similarly conflicts with federal securities laws, such as the 1940 Act. Our bylaws and certificate of incorporation provide that, if and to the extent that any provision of the DGCL, or any provision of our bylaws or certificate of incorporation conflicts with any provision of federal securities laws such as the 1940 Act, the applicable provision of such federal securities laws (such as the 1940 Act) will control.

Exclusive Forum

Our certificate of incorporation provides that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (A)(1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the DGCL, our certificate of incorporation or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (4) any action asserting a claim governed by the internal affairs doctrine will be a federal or state court located in the state of Delaware; and (B) the resolution of any complaint asserting a cause of action arising under the Securities Act, shall be the federal district courts of the United States. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company will be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions in our certificate of incorporation and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid. The exclusive forum provisions in our certificate of incorporation may increase costs to bring a claim and may discourage claims or limit investors’ ability to bring a claim in a judicial forum that they find favorable. In addition, there may exist questions of law as to whether a court would enforce the exclusive forum provisions in our certificate of incorporation. The exclusive forum provisions in our certificate of incorporation do not apply to claims arising under the federal securities laws.

DESCRIPTION OF PREFERRED STOCK

In addition to shares of common stock, our Charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without shareholder approval. Prior to issuance of shares of each class or series, our Board is required by Delaware law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock. If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 66.7% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

For any series of preferred stock that we may issue, our Board will determine and the amendment to the Charter and the prospectus supplement relating to such series will describe:

•        the designation and number of shares of such series;

•        the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•        any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•        the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•        the voting powers, if any, of the holders of shares of such series;

•        any provisions relating to the redemption of the shares of such series;

•        any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•        any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•        if applicable, a discussion of certain U.S. federal income tax considerations; and

•        any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete certificate of designation that contain the terms of the applicable series of preferred stock.

DESCRIPTION OF SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our shareholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our shareholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our shareholders on the record date that we set for receiving subscription rights in such subscription rights offering. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•        the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•        the title of such subscription rights;

•        the exercise price for such subscription rights (or method of calculation thereof);

•        the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•        the number of such subscription rights issued to each shareholder;

•        the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•        if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•        the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•        the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•        any termination right we may have in connection with such subscription rights offering; and

•        any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any shareholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of shareholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our current NAV per share, the rights offering may reduce our NAV per share. The amount of dilution that a shareholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our shareholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any warrants offering.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such shares of common stock, preferred stock or debt securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•        the title of such warrants;

•        the aggregate number of such warrants;

•        the price or prices at which such warrants will be issued;

•        the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•        if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•        in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•        in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•        the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•        whether such warrants will be issued in registered form or bearer form;

•        if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•        if applicable, the number of such warrants issued with each share of common stock;

•        if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•        information with respect to book-entry procedures, if any;

•        if applicable, a discussion of certain U.S. federal income tax considerations; and

•        any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our shareholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of us and our shareholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read this prospectus, the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you relating to that particular series of debt securities.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities will be governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section includes a description of the material provisions that will be included in the indenture. Any accompanying prospectus supplement will describe any other material terms of the debt securities being offered thereunder. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture that will govern our debt securities because it, and not this description, will define your rights as a holder of debt securities. We have filed the form of base indenture with the SEC. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” in this prospectus for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including among other things:

•        the designation or title of the series of debt securities;

•        the total principal amount of the series of debt securities;

•        the percentage of the principal amount at which the series of debt securities will be offered;

•        the date or dates on which principal will be payable;

•        the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•        the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•        whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•        the terms for redemption, extension or early repayment, if any;

•        the currencies in which the series of debt securities are issued and payable;

•        whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•        the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•        the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•        the provision for any sinking fund;

•        any restrictive covenants;

•        any Events of Default (as defined in “Events of Default” below);

•        whether the series of debt securities is issuable in certificated form;

•        any provisions for defeasance or covenant defeasance;

•        any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•        whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•        any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•        whether the debt securities are subject to subordination and the terms of such subordination;

•        whether the debt securities are secured and the terms of any security interest;

•        the listing, if any, on a securities exchange; and

•        any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of debt (which means we can borrow $200 for every $100 of our equity), but giving effect to any exemptive relief granted to us by the SEC. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture will provide that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture will not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture will also provide that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture will not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security will be registered will be recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•        how it handles securities payments and notices;

•        whether it imposes fees or charges;

•        how it would handle a request for the holders’ consent, if ever required;

•        whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•        how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•        if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•        an investor cannot cause the debt securities to be registered in his, her or its name and cannot obtain certificates for his, her or its interest in the debt securities, except in the special situations we describe below;

•        an investor will be an indirect holder and must look to his, her or its own bank or broker for payments on the debt securities and protection of his, her or its legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

•        an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•        an investor may not be able to pledge his, her or its interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•        the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•        if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•        an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•        DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•        financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at the office that shall be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•        we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

•        we do not pay interest on a debt security of the series within 30 days of its due date;

•        we do not deposit any sinking fund payment in respect of debt securities of the series within five business days of its due date;

•        we remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of outstanding debt securities of the series);

•        we voluntarily file for bankruptcy or consent to the commencement of certain other events of bankruptcy, insolvency or reorganization;

•        a court of competent jurisdiction enters an order or decree under bankruptcy law that is for relief against us in an involuntary case or proceeding, adjudges us bankrupt or insolvent or orders the winding up or liquidation of us and the continuance of any such decree or order remains undischarged or unstayed for a period of 90 days;

•        the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

•        any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable by a notice in writing to us (and to the trustee if given by such holders). This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee will not be required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•        you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•        the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

•        the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•        the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

•        in the payment of principal, any premium or interest; or

•        in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we will generally be permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•        where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

•        the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•        we must deliver certain certificates and documents to the trustee; and

•        we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we will be able to make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•        change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•        reduce any amounts due on a debt security;

•        reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•        adversely affect any right of repayment at the holder’s option;

•        change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•        impair your right to sue for payment;

•        adversely affect any right to convert or exchange a debt security in accordance with its terms;

•        modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•        reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•        reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•        modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•        change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as will be permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•        if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•        if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities that will be issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of the covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•        for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•        for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•        for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any of our affiliates, or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we will be able to make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieve covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•        we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•        we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if such covenant defeasance had not occurred;

•        we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•        defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•        no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•        satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain or there has been published an Internal Revenue Service (“IRS”) ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•        we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•        we must deliver to the trustee a legal opinion of our counsel confirming that there has been a change in current U.S. federal tax law or we obtain or there has been published an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if such defeasance had not occurred. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•        we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•        defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•        no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•        satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•        only in fully registered certificated form;

•        without interest coupons; and

•        unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons will be acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent that the indenture will provide in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture will provide that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness will be defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•        our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•        renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any existing and future secured indebtedness, including any credit facilities or secured indenture securities, that we incur to the extent of the value of the assets securing such secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, with respect to claims on the assets of any such subsidiaries, financing vehicles or similar facilities.

In the event of bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

Initially, Wilmington Trust, National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Procedures

The Depository Trust Company (“DTC”) will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one global note certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”), deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (the “Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consent or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such

Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or hedging, integrated or constructive sale transaction, stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pension plans and trusts, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar, investors with “applicable financial statements” within the meaning of Section 451(b) of the Code, U.S. expatriates, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire an interest in the Company in connection with the performance of services and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our shares of common stock, which may differ substantially from those described herein. This summary assumes that investors hold our shares of common stock as capital assets (within the meaning of Section 1221 of the Code).

The discussion is based upon the Code, U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS, regarding any offering of our shares of common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. For purposes of this discussion, references to “dividends” are to dividends within the meaning of the U.S. federal income tax laws and associated regulations and may include amounts subject to treatment as a return of capital under section 19(a) of the 1940 Act. A return of capital distribution is a return to stockholders of a portion of their original investment in the Company and does not represent income or capital gains to the extent of the stockholder’s basis in its shares of our common stock.

A “U.S. stockholder” is a beneficial owner of our shares of common stock that is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States;

•        a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “non-U.S. stockholder” is a beneficial owner of our shares of common stock that is neither a U.S. stockholder nor a partnership (or other pass-through entity) for U.S. federal income tax purposes.

If a partnership (or other pass-through entity, including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of common stock.

Tax matters are very complex and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

We have elected to be treated, and intend to qualify each year, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC treatment, we must distribute to our stockholders, for each taxable year, dividends of an amount at least equal to the sum of 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid, and 90% of our net tax-exempt interest income, if any (the “Annual Distribution Requirement”). Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute to our stockholders in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the excess (if any) of our realized capital gains over our realized capital losses, or capital gain net income (adjusted for certain ordinary losses), generally for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirement”).

Taxation as a RIC

If we:

•        qualify as a RIC; and

•        satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. As a RIC, we will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) as dividends to our stockholders.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•        have in effect an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•        derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, or currencies, other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

•        diversify our holdings so that at the end of each quarter of the taxable year:

•        at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•        no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities.

In addition, as a RIC, we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year (as discussed above). If we do not meet the required distributions under the Excise Tax Avoidance Requirement, we will be subject to a 4% nondeductible federal excise tax on the undistributed amount. The failure to meet the Excise Tax Avoidance Requirement will not cause us to lose our RIC status. Although we currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, under certain circumstances, we may choose to retain taxable income or capital gains in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We may then be required to pay a 4% excise tax on such income or capital gains.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those taxable years.

Any underwriting fees paid by us with respect to our own stock are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. Furthermore, a portfolio company in which we hold equity or debt instruments may face financial difficulty that requires us to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause us to incur unusable or nondeductible losses or recognize future non-cash taxable income.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our ability to be subject to tax as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Item 1. Business — Regulation as a Business Development Company — Senior Securities and Indebtedness” in our most recent Annual Report on Form 10-K. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the diversification tests described above (the “Diversification Tests”). If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, will not satisfy the 90% Income Test. In order to manage the risk that such income and fees might disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes (such amounts to be treated as dividends from such corporations). Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

There may be uncertainty as to the appropriate treatment of certain of our investments for U.S. federal income tax purposes. In particular, we may invest a portion of our net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as if an instrument is treated as debt or equity, whether and to what extent we should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, in order to seek to ensure that we distribute sufficient income to qualify, and maintain our qualification as, a RIC and to ensure that we do not become subject to U.S. federal income or excise tax.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates. The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

Should failure occur, not only would all our taxable income be subject to tax at regular corporate rates, we would not be able to deduct dividend distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends and non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement for each taxable year.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate stockholders as well as will not be eligible for the corporate dividends received deduction.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its shares of common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s shares of common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholder would have received if the stockholder had received the distribution in cash, and generally will have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of common stock will be treated as receiving a distribution equal to the fair market value of the shares received and generally will have a cost basis of such amount.

Although we currently intend to distribute any net capital gains at least annually, we may in the future decide to retain some or all of our net capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares of common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit or refund will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We expect to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of our stock (including our common stock and/or preferred stock) either (1) collectively being held by at least 500 persons at all times during a taxable year, (2) being continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act), or (3) being treated as regularly traded on an established securities market for any taxable year. If we are not treated as a publicly offered regulated investment company for any taxable year, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (1) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to our Advisor and certain of our other expenses, (2) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions generally are not deductible by a U.S. stockholder that is an individual, trust or estate.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, we may, under certain circumstances, elect to treat a dividend that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the tax year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

With respect to the reinvestment of dividends, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional shares of common stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares of common stock will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

If an investor purchases shares of common stock shortly before the record date of a distribution, the price of the shares of common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares of common stock. In addition, all or a portion of any loss recognized upon a disposition of shares of common stock may be disallowed if other shares of common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of shares of common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual U.S. stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum federal income tax rate on ordinary taxable income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate stockholders incurring net capital losses for a tax year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

Backup withholding, currently at a rate of 24%, may be applicable to all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of common stock of $2 million or more for an individual stockholder in any single tax year (or $4 million or more in any combination of tax years) or $10 million or more for a corporate stockholder in any single tax year (or $20 million or more in any combination of tax years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

A U.S. stockholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. stockholder of the activities we propose to conduct could give rise to UBTI. However, a BDC (including a BDC taxed as a RIC) is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current U.S. federal income tax law. Therefore, a tax-exempt U.S. stockholder generally should not be subject to U.S. taxation on dividends with respect to our common stock. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. stockholder. Therefore, a tax-exempt U.S. stockholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to BDCs (including BDCs taxed as RICs), the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits, which we do not currently plan to do, that could result in a tax-exempt U.S. stockholder recognizing income that would be treated as UBTI.

An additional 3.8% federal tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Taxation of Non-U.S. Stockholders

The following discussion only applies to certain non-U.S. stockholders. Whether an investment in the shares of common stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares of common stock.

Subject to the discussion below, distributions of our “investment company taxable income” to non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which foreign-source payments generally would be free of withholding if paid to non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if required by an applicable treaty, are attributable to a U.S. permanent establishment of the non-U.S. stockholder), in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, such as providing IRS Form W-8ECI). Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Certain properly reported dividends received by a non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for a tax year) as well as if certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we reported the payment as an interest-related dividend or short-term capital gain dividend. Moreover, depending on the circumstances, we may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our shares of common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or, in the case of an individual non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our shares of common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Withholding of U.S. tax (at a 30% rate) is required by the Foreign Account Tax Compliance Act, or FATCA, provisions of the Code and the U.S. Treasury and IRS guidance issued thereunder with respect to payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Under proposed U.S. Treasury regulations, which may be relied upon until final U.S. Treasury regulations are published, there is no FATCA withholding on gross proceeds from the sale of disposition of shares of common stock or on certain capital gain distributions. Stockholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of our shares of common stock.

REGULATION

For more information on regulation, please see the information contained in “Part I, Item 1. Business — Regulation as a Business Development Company” of our most recent Annual Report on Form 10-K, which is incorporated herein by reference. See “Available Information” below for more information regarding where you can obtain a copy of our code of ethics and the Proxy Voting Policies and Procedures of our Investment Advisor.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on The New York Stock Exchange may engage in passive market making transactions in our common stock on The New York Stock Exchange in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement or free writing prospectus, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The New York Stock Exchange. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

SUB-ADMINISTRATOR, FUND ACCOUNTANT, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

The Administrator has a sub-administration agreement with Ultimus Fund Solutions, LLC to serve as our sub-administrator and fund accountant. The Company reimburses the Administrator for its costs and expenses incurred in performing its obligations under the Administration Agreement. The Company pays a semi-variable fee, based on its long-term assets, of approximately $140,000 per quarter for the sub-administrator’s fund administration and fund accounting services. The principal business address of Ultimus Fund Solutions, LLC is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 45246, telephone number: (816) 435-3455.

Our securities are held under a custody agreement by Wilmington Trust, N.A. The address of the custodian is 1100 North Market Street, Wilmington, Delaware, 19890.

Equiniti Trust Company, LLC acts as our transfer agent and dividend paying agent for our common shares. The principal business address of Equiniti Trust Company, LLC is PO Box 10027, Newark, NJ 07101, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by the Board, if any, the Advisor will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The Advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby will be passed upon for us by Paul Hastings LLP, Houston, Texas. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

EXPERTS

The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

This prospectus is part of a registration statement on Form N-2 we filed with the SEC under the Securities Act. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. This information will also be available free of charge by contacting us at 717 Texas Avenue, Suite 2200 Houston, Texas 77002, by telephone at (713) 493-2020, or on our website at www.kaynebdc.com. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We may “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is deemed to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.

This prospectus and any accompanying prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•        our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 2, 2026; and

•        the description of our common stock contained in our registration statement on Form 8-A (No. 001-42108), as filed with the SEC on May 21, 2024, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Available Information” in this prospectus, or you may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:

Kayne Anderson BDC, Inc.
717 Texas Avenue, Suite 2200
Houston, Texas 77002
(713) 493-2020

You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

$500,000,000

Kayne Anderson BDC, Inc.

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

_________________________

Prospectus

_________________________

March 31, 2026

PART C — OTHER INFORMATION

Item 25.     Financial Statements and Exhibits

1.      Financial Statements:

The financial statements as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 have been incorporated by reference in this registration statement in “Part A — Incorporation of Certain Information by Reference.”

2.      Exhibits:

Exhibit Number	Description of Exhibits
(a)(1)	Certificate of Formation(1)
(a)(2)	Initial Limited Liability Company Agreement(2)
(a)(3)	Certificate of Conversion(3)
(a)(4)	Certificate of Incorporation(3)
(b)(1)	Amended and Restated Bylaws(4)
(c)	Not applicable
(d)(1)	Subscription Agreement(2)
(d)(2)	Form of Indenture, by and between the Company and Wilmington Trust, National Association, as trustee.*
(d)(3)	Statement of Eligibility of Trustee on Form T-1.*
(e)	Form of Dividend Reinvestment Plan(5)
(f)	Not applicable.
(g)(1)	Investment Advisory Agreement(2)
(g)(2)	Amendment to Investment Advisory Agreement(6)
(g)(3)	Amended and Restated Investment Advisory Agreement(7)
(g)(4)	Administration Agreement(2)
(g)(5)	License Agreement(2)
(g)(6)	Indemnification Agreement(2)
(g)(7)	Fee Waiver Agreement(10)
(h)(1)	Form of Underwriting Agreement for equity securities**
(h)(2)	Form of Underwriting Agreement for debt securities**
(i)	Not applicable.
(j)(1)	Custody Agreement(2)
(j)(2)	Sub-Administration Agreement, dated March 28, 2023, by and between KA Credit Advisors, LLC and Ultimus Fund Solutions, LLC.(5)
(k)(1)

Loan and Security Agreement, dated as of February 5, 2021, by and between KA Credit Advisors, LLC, as collateral manager, Kayne Anderson BDC Financing, LLC, as borrower, certain lenders thereto, administrative agent for the lenders, and collateral agent for the lenders(3)

(k)(2)	Credit Agreement, dated February 5, 2021, by and between Kayne Anderson BDC, Inc., as borrower, lenders signatories thereto, and agent and the lead arranger(3)
(k)(3)	Second Amendment to Credit Agreement, dated December 3, 2021, by and between Kayne Anderson BDC, Inc., as borrower, lender signatories thereto, and agent and lead arranger(4)
(k)(4)	Third Amendment to the Credit Agreement, dated December 30, 2022, by and between Kayne Anderson BDC, Inc., as borrower, lenders, and City National Bank as administrative agent for the lenders(11)
(k)(5)	Fourth Amendment to the Credit Agreement, dated December 31, 2023, by and between Kayne Anderson BDC, Inc., as borrower, lenders, and City National Bank as administrative agent for the lenders(12)
(k)(6)	Senior Secured Revolving Credit Agreement(13)
(k)(7)	Second Amendment to Senior Secured Revolving Credit Agreement(14)
(k)(8)	Third Amendment to the Senior Secured Revolving Credit Agreement(15)
(k)(9)	Loan and Security Agreement(13)
(k)(7)

First Amendment to Loan and Security Agreement, dated November 17, 2022, by and between KA Credit Advisors, LLC, as collateral manager, Kayne Anderson BDC Financing, LLC, as borrower, certain lenders thereto, administrative agent for the lenders, and collateral agent for the lenders(16)

Exhibit Number	Description of Exhibits
(k)(8)

Second Amendment to Loan and Security Agreement, dated June 29, 2023, by and between KA Credit Advisors, LLC, as collateral manager, Kayne Anderson BDC Financing, LLC, as borrower, certain lenders thereto, administrative agent for the lenders, and collateral agent for the lenders(17)

(k)(9)

Third Amendment to Loan and Security Agreement, dated April 3, 2024, by and between KA Credit Advisors, LLC, as collateral manager, Kayne Anderson BDC Financing, LLC, as borrower, certain lenders thereto, administrative agent for the lenders, and collateral agent for the lenders.(18)

(k)(10)

Fourth Amendment to Loan and Security Agreement, dated December 13, 2024, by and between KA Credit Advisors, LLC as collateral manager, Kayne Anderson BDC Financing, LLC, as borrower, certain lenders thereto, administrative agent for the lenders, and collateral agent for the lenders.(19)

(k)(11)

Fifth Amendment to Loan and Security Agreement, dated as of February 13, 2025, by and among KA Credit Advisors, LLC, as collateral manager, Kayne Anderson BDC Financing, LLC, as borrower, certain lenders thereto, administrative agent for the lenders, and collateral agent for the lenders.(20)

(k)(12)

Sixth Amendment to Loan and Security Agreement, dated as of February 20, 2026, by and among KA Credit Advisors, LLC, as collateral manager, Kayne Anderson BDC Financing, LLC, as borrower, certain lenders thereto, administrative agent for the lenders, and collateral agent for the lenders.(9)

(k)(13)

Loan and Security Agreement, dated December 22, 2023, by and between KA Credit Advisors, LLC, as portfolio manager, Kayne Anderson BDC Financing II, LLC, as borrower, certain lenders thereto, collateral administrator for the lenders, collateral agent for the lenders, securities intermediary party, and administrative agent for the lenders(21)

(k)(14)

Amendment No. 2 to Loan and Security Agreement, dated December 22, 2023, by and between KA Credit Advisors, LLC, as portfolio manager, Kayne Anderson BDC Financing II, LLC, as borrower, certain lenders thereto, collateral administrator for the lenders, collateral agent for the lenders, securities intermediary party, and administrative agent for the lenders.(22)

(k)(15)	Notes Purchase Agreement, dated June 29, 2023, by and among the Company and the Purchasers party thereto(17)
(k)(16)	Notes Purchase Agreement, dated September 9, 2023, by and among the Company and the Purchasers party thereto.(23)
(l)	Opinion and Consent of Paul Hastings LLP*
(m)	Not applicable.
(n)(1)	Consent of PricewaterhouseCoopers, LLP*
(n)(2)	Power of Attorney.***
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)(1)	Code of Ethics(2)
(r)(2)	Code of Ethics as amended March 1, 2021(6)
(r)(3)	Code of Ethics as amended November 9, 2023(9)
(r)(4)	Supplemental Antifraud Code of Ethics for Principal Officers and Senior Financial Officers(6)
(s)	Calculation of Filing Fees Tables*

____________

(1)      Incorporated by reference from the Company’s Form 10-K, as filed with the Securities and Exchange Commission on February 26, 2021.

(2)      Incorporated by reference from the Company’s Amendment No. 2 to Form 10, as filed with the Securities and Exchange Commission on November 9, 2020.

(3)      Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on February 9, 2021.

(4)      Incorporated by reference from the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as filed with the Securities and Exchange Commission on August 15, 2022.

(5)      Incorporated by reference from the Company’s registration statement on Form N-2 filed on April 1, 2024.

(6)      Incorporated by reference from the Company’s Form 10-K, as filed with the Securities and Exchange Commission on March 13, 2023.

(7)      Incorporated by reference from the Company’s Quarterly report on Form 10-Q for the quarter ended June 30, 2024, as filed with the Securities and Exchange Commission on August 13, 2024.

(8)      Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on April 8, 2024.

(9)      Incorporated by reference from the Company’s Form 10-K, as filed with the Securities and Exchange Commission on March 2, 2026.

(10)    Incorporated by reference from the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as filed with the Securities and Exchange Commission on August 13, 2024

(11)    Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on January 6, 2023.

(12)    Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on January 5, 2024.

(13)    Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on February 25, 2022.

(14)    Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on November 26, 2024.

(15)    Incorporated by reference from the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as filed with the Securities and Exchange Commission on August 11, 2025.

(16)    Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on November 22, 2022.

(17)    Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on July 5, 2023.

(18)    Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on April 8, 2024.

(19)    Incorporated by reference from the Company’s Form 10-K, as filed with the Securities and Exchange Commission on March 3, 2025.

(20)    Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on February 18, 2025.

(21)    Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on December 29, 2023.

(22)    Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on February 10, 2025.

(23)    Incorporated by reference from the Company’s Form 8-K, as filed with the Securities and Exchange Commission on September 10, 2025.

*        Filed herewith.

**      To be filed by amendment.

***    Previously filed as an exhibit to the Company’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-278414) filed with the Securities and Exchange Commission on May 9, 2024.

Item 26.     Arrangements

The information contained under the heading “Plan of Distribution” in this registration statement is incorporated herein by reference.

Item 27.     Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Securities and Exchange Commission fees	$(1)
Accounting fees and expenses	(1)
Legal fees and expenses	(1)
Printing expenses	(1)
Miscellaneous	(1)
Total	(1)

____________

(1)      Estimated fees and expenses are not presently known. The foregoing sets forth the general categories of expenses (other than underwriting discounts and commissions) that we anticipate that we will incur in connection with the offering of securities under this registration statement. An estimate of the aggregate expenses in connection with the issuance and distribution of the securities being offered will be included in any applicable prospectus supplement.

Item 28.     Persons Controlled by or Under Common Control

The information contained under the headings “The Company,” “Management” and “Control Persons and Principal Stockholders” in this registration statement is incorporated herein by reference.

The following table sets forth the Company’s consolidated subsidiaries.

Name	Jurisdiction
KABDC Corp, LLC	Delaware
KABDC Corp II, LLC	Delaware
Kayne Anderson BDC Financing, LLC	Delaware
Kayne Anderson BDC Financing II, LLC	Delaware

Item 29.     Number of Holders of Securities

As of March 25, 2026, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common stock, $0.001 par value per share	47

Item 30.     Indemnification

The information contained under the heading “Description of Our Capital Stock — Provisions of the DGCL and Our Certificate of Incorporation and Bylaws — Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses” in this registration statement is incorporated herein by reference.

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

The above discussion of Section 145 of the Delaware General Corporation Law is not intended to be exhaustive and is respectively qualified in its entirety by such statute.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Company has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Company’s behalf, may also pay amounts for which the Company has granted indemnification to the directors or officers.

The Company has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Under the Investment Advisory Agreement, the Company has agreed to indemnify the Advisor and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties under the Investment Advisory Agreement.

Under the Administration Agreement, the Company has agreed to indemnify the Administrator and each of its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator from and against any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance in good faith of any of the Administrator’s duties or obligations under the Administration Agreement or otherwise as Administrator for the Company, except where attributable to willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties under the Administration Agreement.

Item 31.     Business and Other Connections of Investment Advisor

The information contained under the captions “Part I, Item 1. Business — Kayne Anderson, Kayne Anderson Private Credit and The Advisor — The Advisor — KA Credit Advisors, LLC” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

Item 32.     Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, the Registrant’s investment Advisor, KA Credit Advisors, LLC, 717 Texas Avenue, Suite 2200, Houston, Texas 77002, at the offices of the custodian, Wilmington Trust, N.A., 1100 North Market Street, Wilmington, Delaware, 19890, at the offices of the transfer agent, Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101, or at the offices of the Administrator, KA Credit Advisors, LLC, 717 Texas Avenue, Suite 2200, Houston, TX 77002.

Item 33.     Management Services

Not applicable.

Item 34.     Undertakings

1.      Not applicable.

2.      Not applicable.

3.      We hereby undertake:

(a)     to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)     to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)    to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)   to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs 3(a)(i), (ii), and (iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)    that, for the purpose of determining any liability under the Securities Act, each post-effective amendment to the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)     to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)    that, for the purpose of determining liability under the Securities Act to any purchaser that:

(i)     if we are relying on Rule 430B:

(A)    each prospectus filed pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)    each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)    if we are subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of this registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)     that for the purpose of determining our liability under the Securities Act to any purchaser in the initial distribution of securities, we undertake that in a primary offering of our securities pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)     any preliminary prospectus or prospectus of us relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(ii)    free writing prospectuses relating to the offering prepared by or on behalf of us or used or referred to by us;

(iii)   the portion of any other free writing prospectuses or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and

(iv)   any other communication that is an offer in the offering made by us to the purchaser.

4.      Not applicable.

5.      We hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of our annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and State of Texas, on the 31st day of March 2026.

KAYNE ANDERSON BDC, INC.
By:	/s/ Douglas L. Goodwillie
Douglas L. Goodwillie
Co-Chief Executive Officer
(Principal Executive Officer)
By:	/s/ Kenneth B. Leonard
Kenneth B. Leonard
Co-Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date
/s/ Douglas L. Goodwillie	Co-Chief Executive Officer;	March 31, 2026
Douglas L. Goodwillie	Principal Executive Officer
/s/ Kenneth B. Leonard	Co-Chief Executive Officer;	March 31, 2026
Kenneth B. Leonard	Principal Executive Officer
/s/ Terry A. Hart	Chief Financial Officer;	March 31, 2026
Terry A. Hart	Principal Accounting and Financial Officer
/s/ Mariel A. Joliet	Director	March 31, 2026
Mariel A. Joliet
/s/ George E. Marucci, Jr.	Director	March 31, 2026
George E. Marucci, Jr.
/s/ Susan C. Schnabel	Director	March 31, 2026
Susan C. Schnabel
/s/ Rhonda S. Smith	Director	March 31, 2026
Rhonda S. Smith
/s/ Albert (Al) Rabil III	Director	March 31, 2026
Albert (Al) Rabil III
/s/ James (Jim) Robo	Director	March 31, 2026
James (Jim) Robo
/s/ Terrence J. Quinn	Director	March 31, 2026
Terrence J. Quinn
/s/ R. William Burns	Attorney-in-Fact (Pursuant to Powers of	March 31, 2026
R. William Burns	Attorney filed herewith)